                                                   File Nos. 333-76651, 811-9301


    As filed with the Securities and Exchange Commission on January 28, 2000


                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  [ ]

           Pre-Effective Amendment No.                              [ ]


           Post-Effective Amendment No. 1                           [X]


                                     and/or

           REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF
           1940                                                     [ ]

           Amendment No. 4                                          [X]

                       (Check appropriate box or boxes.)
                 ----------------------------------------------

                      TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
               (Exact Name of Registrant as Specified in Charter)

                                730 Third Avenue
                         New York, New York 10017-3206
              (Address of Principal Executive Offices) (Zip Code)

           Registrant's Telephone Number, including Area Code: (800)
                                    842-2733

                             Peter C. Clapman, Esq.
                      TIAA-CREF Institutional Mutual Funds
                                730 Third Avenue
                         New York, New York 10017-3206
                    (Name and Address of Agent for Service)

                                    Copy to:
                             Steven B. Boehm, Esq.
                        Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                          Washington, D.C. 20004-2415

                 Approximate Date of Proposed Public Offering:

               As soon as practicable after effectiveness of the
                            Registration Statement.



It is proposed that this filing will become effective (check appropriate box):



[ ] Immediately upon filing pursuant to paragraph (b)


[ ] 60 days after filing pursuant to paragraph (a)(1)


[ ] 75 days after filing pursuant to paragraph (a)(2)


[X] On February 1, 2000 pursuant to paragraph (b)


[ ] On (date) pursuant to paragraph (a)(1)


[ ] On (date) pursuant to paragraph (a)(2) of rule 485



If appropriate, check the following box:



[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

FEBRUARY 1, 2000


TIAA-CREF Institutional Mutual Funds
-------------------------------------------------------------
Prospectus

                                INSTITUTIONAL INTERNATIONAL EQUITY FUND
                                INSTITUTIONAL GROWTH EQUITY FUND
                                INSTITUTIONAL GROWTH AND INCOME FUND
                                INSTITUTIONAL EQUITY INDEX FUND
                                INSTITUTIONAL SOCIAL CHOICE EQUITY FUND
                                INSTITUTIONAL BOND FUND
                                INSTITUTIONAL MONEY MARKET FUND
                              -------------------------------

                              [TIAA CREF LOGO]

Each investment portfolio, or "Fund," currently offers a single class of shares, which is described in this prospectus. The shares are only available for purchase by certain intermediaries affiliated with TIAA-CREF ("TIAA-CREF Intermediaries") or other persons, such as state-sponsored tuition savings plans, who have entered into a contract with a TIAA-CREF Intermediary that enables them to purchase shares of the Funds.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

------------------------------------------------------------------------------
Table of Contents


SUMMARY INFORMATION........................................      1
  INVESTMENT OBJECTIVES, STRATEGIES AND RISKS..............      1
     Dual Investment Management Strategy(SM)...............      1
     General Risks of Investing in the Funds...............      2
     Institutional International Equity Fund...............      2
     Institutional Growth Equity Fund......................      3
     Institutional Growth and Income Fund..................      4
     Institutional Equity Index Fund.......................      4
     Institutional Social Choice Equity Fund...............      5
     Institutional Bond Fund...............................      5
     Institutional Money Market Fund.......................      6
  PAST PERFORMANCE.........................................      7
  FEES AND EXPENSES........................................      8
INVESTMENT OBJECTIVES, STRATEGIES AND RISKS................      9
  EQUITY FUNDS USING THE DUAL INVESTMENT MANAGEMENT
     STRATEGY(SM)..........................................     10
     Institutional International Equity Fund...............     11
     Institutional Growth Equity Fund......................     12
     Institutional Growth and Income Fund..................     13
  OTHER EQUITY FUNDS.......................................     14
     Institutional Equity Index Fund.......................     14
     Institutional Social Choice Equity Fund...............     15
  ADDITIONAL INVESTMENT STRATEGIES FOR THE EQUITY FUNDS....     17
  THE FIXED-INCOME FUNDS...................................     18
     Institutional Bond Fund...............................     18
     Institutional Money Market Fund.......................     20
  RISKS OF INVESTING IN ANY OF THE FUNDS...................     22
     General Investment Risks..............................     22
  MANAGEMENT OF THE FUNDS..................................     23
     The Funds' Investment Adviser.........................     23
     Prior Performance of Investment Adviser...............     24
     Fund Managers.........................................     28
     Service Providers.....................................     29
CALCULATING SHARE PRICE....................................     29
DIVIDENDS AND DISTRIBUTIONS................................     30

TAXES......................................................     31
YOUR ACCOUNT: BUYING, SELLING OR EXCHANGING SHARES.........     33
  ELIGIBLE INVESTORS.......................................     33
  PURCHASE OF FUND SHARES..................................     34
     Purchases by Eligible Investors.......................     34
     Investing through the Trust Company...................     34
     Points to Remember for All Purchases..................     35
     In-Kind Purchases of Shares...........................     35
  HOW TO REDEEM SHARES.....................................     36
     Redemptions by Eligible Investors.....................     36
     Redeeming Shares through the Trust Company............     37
     In-Kind Redemptions of Shares.........................     37
  HOW TO EXCHANGE SHARES...................................     37
     Exchanges by Eligible Investors.......................     37
     Making Exchanges through the Trust Company............     37
  OTHER INVESTOR INFORMATION...............................     38
FINANCIAL HIGHLIGHTS.......................................     40

------------------------------------------------------------------------------
Summary Information

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

TIAA-CREF Institutional Mutual Funds consists of seven different Funds:

               Institutional International Equity Fund

               Institutional Growth Equity Fund

               Institutional Growth and Income Fund

               Institutional Equity Index Fund

               Institutional Social Choice Equity Fund

               Institutional Bond Fund

               Institutional Money Market Fund

DUAL INVESTMENT MANAGEMENT STRATEGY(SM)
Three of the Funds (the Institutional International Equity Fund, the Institutional Growth Equity Fund, and the Institutional Growth and Income Fund) use TIAA-CREF's Dual Investment Management Strategy(SM). Each of these Funds has a "stock selection" and an "enhanced index" segment.

- The stock selection segment holds a relatively small number of stocks that the Fund manager believes offer superior returns. These stocks are chosen using fundamental analysis.

- The enhanced index segment seeks to outperform the Fund's benchmark index while limiting the possibility of significantly underperforming the benchmark. The Fund manager attempts to outperform the benchmark index by over- or under-weighting many stocks in the index by small amounts, based on proprietary scoring models.

The Fund manager has certain flexibilities, using the Dual Investment Management Strategy, to allocate amounts between the stock selection segment and the enhanced index segment, based upon investment opportunities that the Fund manager determines to be available at any particular time. This approach enables the Funds to stay fully invested even when the Fund manager cannot find sufficient investment opportunities for the stock selection segment.

The Institutional Equity Index Fund, the Institutional Social Choice Equity Fund, the Institutional Bond Fund, and the Institutional Money Market Fund do not use the Dual Investment Management Strategy. See their descriptions below.

GENERAL RISKS OF INVESTING IN THE FUNDS
The Funds are subject to the following general risks:

- Market Risk--Stock and bond prices in general can decline over short or extended periods as a result of political or economic events.

- Interest Rate Risk--Bond or stock prices may decline if interest rates change.

- Company Risk--A company's current earnings can fall or its overall financial soundness may decline. As a result, the price of its securities may go down, or the company may not be able to pay principal and interest on its bonds when due.

Special risks associated with particular Funds are discussed in the following Fund summaries. The use of a particular benchmark index by a Fund is not a fundamental policy and can be changed.

An investment in TIAA-CREF Institutional Mutual Funds is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investor can lose money in any of the Funds, or the Funds could underperform other investments.

INSTITUTIONAL INTERNATIONAL EQUITY FUND
INVESTMENT OBJECTIVE: The Fund seeks favorable long-term returns, mainly through capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES: The Fund invests in a broadly diversified portfolio of primarily foreign equity investments, using the Dual Investment Management Strategy. For the Fund's stock selection segment, we concentrate on individual stocks rather than on geographic regions, sectors, or industries. We look for companies of all sizes that have certain characteristics such as sustainable growth, consistent cash flow and attractive stock prices based on current earnings, assets and long-term growth prospects. The benchmark index for the Fund is the Morgan Stanley Capital International ("MSCI") EAFE(R) (Europe, Australasia, Far East) Index.


SPECIAL INVESTMENT RISKS: Changes in currency exchange rates, the possible imposition of market controls or currency exchange controls, lower liquidity and higher volatility in some foreign markets and/or political, social or diplomatic events could reduce the value of the Fund's investments. These risks may be even more pronounced for the Fund's investments in emerging market countries.

WHO MAY WANT TO INVEST: The Fund may be appropriate for investors who seek above-average long-term returns, who understand the advantages of diversification across international markets and are willing to tolerate the greater risks of international investing.

INSTITUTIONAL GROWTH EQUITY FUND
INVESTMENT OBJECTIVE: The Fund seeks a favorable long-term return, mainly through capital appreciation, primarily from a diversified portfolio of common stocks that present the opportunity for exceptional growth.

PRINCIPAL INVESTMENT STRATEGIES: The Fund invests in stocks of companies in new and emerging areas of the economy and companies with distinctive products or promising market conditions, using the Dual Investment Management Strategy. For its stock selection segment, the Fund looks primarily for companies that we believe have the potential for strong earnings or sales growth, or that appear to be undervalued based on current earnings, assets or growth prospects. It can also invest in companies to benefit from prospective acquisitions, reorganizations, or corporate restructurings or other special situations. Foreign investments may range from 0 to 40 percent of the Fund's portfolio. The benchmark index for the Fund is the Russell 3000(R) Growth Index. (Russell 3000 is a trademark and a service mark of the Frank Russell Company.)

SPECIAL INVESTMENT RISKS: The Fund may sometimes hold a significant amount of stocks of smaller, lesser-known companies whose stock prices may fluctuate more than those of larger companies. This means the Fund will probably be more volatile than the overall stock market. With foreign investments, changes in currency exchange rates, the possible imposition of market controls or currency exchange controls, lower liquidity and higher volatility in some foreign markets and/or political, social or diplomatic events could reduce the value of the Fund's investments.

WHO MAY WANT TO INVEST: The Fund may be appropriate for investors who are looking for long-term capital appreciation, but who are willing to tolerate fluctuations in value.

INSTITUTIONAL GROWTH AND INCOME FUND
INVESTMENT OBJECTIVE: The Fund seeks a favorable long-term return through capital appreciation and investment income.

PRINCIPAL INVESTMENT STRATEGIES: The Fund invests in a broadly diversified portfolio of common stocks selected for their investment potential, using the Dual Investment Management Strategy. For its stock selection segment, the Fund manager looks primarily for stocks of larger, well-established, mature growth companies that we believe are attractively priced, show the potential to grow faster than the rest of the market, and offer a growing stream of dividend income. The Fund may also invest in rapidly growing smaller companies and may have up to 20 percent of its assets in foreign securities. Normally, at least 80 percent of the Fund's assets will be income-producing equity securities selected for their investment potential. The benchmark index for the Fund is the Standard & Poor's 500 ("S&P 500") Index.

SPECIAL INVESTMENT RISKS: Stocks paying relatively high dividends may at times significantly underperform other stocks during periods of rapid market appreciation. Changes in currency exchange rates, the possible imposition of market controls or currency exchange controls, lower liquidity and higher volatility in some foreign markets and/or political, social or diplomatic events could reduce the value of the Fund's foreign investments.

WHO MAY WANT TO INVEST: The Fund may be appropriate for investors who want capital appreciation and current income but who also can accept the risk of market fluctuations.

INSTITUTIONAL EQUITY INDEX FUND
INVESTMENT OBJECTIVE: The Fund seeks a favorable long-term rate of return from a diversified portfolio selected to track the overall market for common stocks publicly traded in the U.S., as represented by a broad stock market index.

PRINCIPAL INVESTMENT STRATEGIES: The Fund is designed to track U.S. equity markets as a whole and invests in stocks in the Russell 3000(R) Index. The Fund uses a sampling approach to create a portfolio that closely matches the overall investment characteristics (for example, yield and industry weight) of the Index without actually investing in all 3,000 stocks in the index.

SPECIAL INVESTMENT RISKS: While the Fund attempts to closely track the Russell 3000(R) Index, it does not invest in all 3,000 stocks in the index. Thus there is no guarantee that the performance of the Fund will match that of the index.

WHO MAY WANT TO INVEST: The Fund may be appropriate for investors who seek a fund that tracks the return of a broad U.S. equity market index.

INSTITUTIONAL SOCIAL CHOICE EQUITY FUND
INVESTMENT OBJECTIVE: The Fund seeks a favorable long-term rate of return that tracks the investment performance of the U.S. stock market while giving special consideration to certain social criteria.

PRINCIPAL INVESTMENT STRATEGIES: The Fund invests primarily in a diversified set of common stocks. The Fund attempts to track the return of the U.S. stock market as represented by the S&P 500 Index, while investing only in companies whose activities are consistent with the Fund's social criteria. It does this primarily by investing in S&P 500 companies that are not excluded by the Fund's social criteria, so that the Fund's portfolio approaches the overall investment characteristics (e.g., yield and industry weight) of the S&P 500.

SPECIAL INVESTMENT RISKS: Because its social criteria exclude some investments, this Fund may not be able to take advantage of the same opportunities or market trends as do the Funds that don't use such criteria.

WHO MAY WANT TO INVEST: The Fund may be appropriate for investors who seek an equity investment that is generally broad-based but excludes companies that engage in certain activities.

INSTITUTIONAL BOND FUND
INVESTMENT OBJECTIVE: The Fund seeks a favorable long-term return, primarily through high current income consistent with preserving capital.

PRINCIPAL INVESTMENT STRATEGIES: The Fund invests primarily in a broad range of debt securities. The majority of the Fund's portfolio is invested in U.S. Treasury and Agency securities, corporate bonds, and mortgage-backed or other asset-backed securities. The Fund holds mainly investment grade securities rated in the top four credit categories by Moody's or Standard & Poor's. The Fund is managed to track the duration of the benchmark index for the Fund, the Lehman Brothers Aggregate Bond Index. (Duration is a measurement of the change in the value of a bond portfolio in response to a change in interest rates.) The Fund will overweight or underweight individual securities or sectors depending on where we find undervalued, overlooked or misunderstood issues that offer the potential for superior returns compared to the Lehman index. The Fund may also invest in non-investment grade securities (also called "high-yield" or "junk" bonds) or privately placed (non-registered) securities.

SPECIAL INVESTMENT RISKS: The Fund is subject to interest rate risk--that is, prices of bonds held by the Fund may decline if interest rates rise. For example, if interest rates rise by 1%, the market value of a portfolio with a duration of 5 years would decline by approximately 5%. Investments in mortgage-backed securities are subject to prepayment or extension risk. This is the possibility that a change in interest rates would cause the underlying mortgages to be paid off sooner or later than expected. If unanticipated prepayments occur as a result of a declining interest rate environment, the Fund would have to reinvest the amounts that had been invested in the mortgage-backed securities, possibly at a lower rate of return. If unanticipated extensions occur as a result of a rising interest rate environment, the Fund may not have sufficient cash available for reinvestment when expected. High-yield securities involve higher risks than investment grade bonds.

WHO MAY WANT TO INVEST: The Fund may be appropriate for those who want to invest in a general bond fund with a slightly higher level of risk than a traditional bond fund.

INSTITUTIONAL MONEY MARKET FUND
INVESTMENT OBJECTIVE: The Fund seeks high current income consistent with maintaining liquidity and preserving capital.

PRINCIPAL INVESTMENT STRATEGIES: The Fund invests primarily in high-quality short-term money market instruments. It limits its investments to securities that present minimal credit risk and are rated in the highest rating categories for short-term instruments. The benchmark index for the Fund is the IBC Money Fund All-Taxable Average.

SPECIAL INVESTMENT RISKS: The Fund is subject to current income volatility--that is, the income received by the Fund may decrease as a result of a decline in interest rates.

WHO MAY WANT TO INVEST: The Fund may be suitable for conservative investors who are looking for a high degree of principal stability and liquidity, and are willing to accept returns that may be lower than those offered by longer-term fixed-income investments.

An investment in the Institutional Money Market Fund, like the other Funds, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Institutional Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

PAST PERFORMANCE

No performance data for TIAA-CREF Institutional Mutual Funds is included in this prospectus because none of the Funds has been in operation for one full calendar year.


Performance information for other registered investment companies managed by the investment advisory personnel who manage TIAA-CREF Institutional Mutual Funds is provided on page 26 of this prospectus.

FEES AND EXPENSES

The following table describes the fees and expenses that you pay if you buy and hold shares of the Funds.

SHAREHOLDER FEES (DEDUCTED DIRECTLY FROM GROSS AMOUNT OF TRANSACTION)
----------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases (percentage of
offering price)                                                  0%
Maximum Deferred Sales Charge                                    0%
Maximum Sales Charge Imposed on Reinvested Dividends and
  Other Distributions                                            0%
Redemption Fee                                                   0%
Exchange Fee                                                     0%


ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)
------------------------------------------------------------------------------------------
                                                           TOTAL     FEE WAIVER
                                                          ANNUAL       AND/OR
                                    MANAGE-    OTHER       FUND       EXPENSE
                                     MENT     EXPENSES   OPERATING   REIMBURSE-     NET
                                     FEES       (1)      EXPENSES    MENT (2,3)   EXPENSES
------------------------------------------------------------------------------------------
Institutional International Equity
Fund                                  0.27%      0.20%       0.47%        0.18%      0.29%
Institutional Growth Equity Fund      0.23%      0.15%       0.38%        0.16%      0.22%
Institutional Growth and Income
  Fund                                0.23%      0.15%       0.38%        0.16%      0.22%
Institutional Equity Index Fund       0.18%      0.15%       0.33%        0.16%      0.17%
Institutional Social Choice Equity
  Fund                                0.19%      0.15%       0.34%        0.16%      0.18%
Institutional Bond Fund               0.18%      0.15%       0.33%        0.14%      0.19%
Institutional Money Market Fund       0.15%      0.15%       0.30%        0.14%      0.16%


---------------
(1) "Other Expenses" is based on estimated amounts for the current fiscal year.


(2) Teachers Advisors, Inc. ("Advisors"), the investment manager for the Funds, has agreed to waive a portion of the Management Fees equal to, on an annual basis: 0.09% of the average daily net assets of the Institutional International Equity Fund; 0.07% of the average daily net assets of each of the Institutional Growth Equity Fund, the Institutional Growth and Income Fund, the Institutional Equity Index Fund, and the Institutional Social Choice Equity Fund; and 0.05% of the average daily net assets of each of the Institutional Bond Fund and the Institutional Money Market Fund. This waiver is contractual and will remain in effect until July 1, 2003.



(3) Advisors has agreed to reimburse the Institutional International Equity Fund so that Other Expenses, which do not include investment management fee expenses, do not exceed, on an annual basis, 0.11% of its average daily net assets and to reimburse each of the other Funds so that Other Expenses do not exceed, on an annual basis, 0.06% of its average daily net assets. This reimbursement agreement is contractual and will remain in effect until July 1, 2003.

EXAMPLE

This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5 percent return each year and that the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                             1 YEAR      3 YEARS
--------------------------------------------------------------------------------
Institutional International Equity Fund                         $30          $93
Institutional Growth Equity Fund                                $23          $71
Institutional Growth and Income Fund                            $23          $71
Institutional Equity Index Fund                                 $17          $55
Institutional Social Choice Equity Fund                         $18          $58
Institutional Bond Fund                                         $19          $61
Institutional Money Market Fund                                 $16          $52

------------------------------------------------------------------------------

Investment Objectives, Strategies and Risks

Each of the individual investment portfolios, or Funds, described below has its own investment objective. The following describes each Fund's investment objective, the principal investment strategies and techniques each Fund uses to accomplish its objective, and the principal types of securities each Fund purchases. These policies and techniques are not fundamental and may be changed by our Board of Trustees without shareholder approval. However, we'll notify you of any significant changes. For a complete listing of the Funds' policies and restrictions, see the Statement of Additional Information ("SAI").

There is no guarantee that any Fund will meet its investment objective.

EQUITY FUNDS USING THE DUAL INVESTMENT MANAGEMENT STRATEGY(SM)

The Institutional International Equity Fund, the Institutional Growth Equity Fund, and the Institutional Growth and Income Fund use TIAA-CREF's Dual Investment Management Strategy(SM), which works like this:

     Each of these three equity Funds has two separate segments called the "stock selection" segment and the "enhanced index" segment. The relative sizes of these two segments vary as the Fund manager shifts money between them in response to investment opportunities.

     The stock selection segment holds a relatively small number of stocks that the Fund manager believes offer superior returns. The managers of these equity Funds will usually use fundamental analysis to select individual stocks or sectors for investment in the stock selection segment. Each equity Fund's stock selection segment is described further below.

     Money that is not invested in an equity Fund's stock selection segment goes to its enhanced index segment. Here the goal is two-fold: (1) to outperform each Fund's benchmark index and (2) to limit the possibility of significantly underperforming that benchmark. The Funds' managers attempt to outperform the benchmark indexes by over- or under-weighting many stocks in the index by small amounts, based on proprietary stock scoring models. In other words, a Fund will hold more or less of some stocks than does its benchmark index. The managers attempt to control the risk of underperforming the benchmarks by maintaining the same overall financial characteristics (such as volatility, dividend yield and industry weights) as the benchmarks.

The Dual Investment Management Strategy enables the Funds to stay fully invested even when the Fund manager cannot find sufficient investment opportunities for the stock selection segment.

The benchmarks for each Fund's enhanced index segment currently are as follows:


              FUND                           BENCHMARK
----------------------------------------------------------------
Institutional International        MSCI EAFE(R) (Europe,
Equity Fund                          Australasia, Far East)
                                     Index
Institutional Growth Equity Fund   Russell 3000(R) Growth Index
Institutional Growth and Income    S&P 500(R) Index
  Fund


Using these indices is not a fundamental policy of TIAA-CREF Institutional Mutual Funds, so we can substitute other indices without shareholder approval. We'll notify you before we make such a change.

INSTITUTIONAL INTERNATIONAL EQUITY FUND
The INSTITUTIONAL INTERNATIONAL EQUITY FUND seeks a favorable long-term return, mainly through capital appreciation from a broadly diversified portfolio that consists primarily of foreign equity investments. The Fund intends to always have at least 80 percent of its assets in equity securities of companies located in at least three different countries, other than the United States.

The Fund uses the Dual Investment Management Strategy. The Fund may invest in companies of all sizes. For the Fund's stock selection segment, we concentrate on individual stocks rather than on geographic regions, sectors, or industries. We do, however, regularly monitor the Fund's sector and country exposure in order to control risk.

In particular, we look for companies of all sizes that have certain characteristics, such as:

- sustainable growth

- focused management with successful track records

- unique and easy-to-understand franchises (brands)

- undervalued stock prices based on current earnings, assets, and long-term growth prospects

- consistent generation of free cash flow

SPECIAL INVESTMENT RISKS: The Fund is subject to the general investment risks described on page 22. In addition, investing in securities traded on foreign exchanges or in foreign markets can involve risks beyond those of domestic investing. These include: (1) changes in currency exchange rates; (2) possible imposition of market controls or currency exchange controls; (3) possible imposition of withholding taxes on dividends and interest; (4) possible seizure, expropriation, or nationalization of assets; (5) more limited foreign financial information or difficulty in interpreting it because of foreign regulations and accounting standards; (6) the lower liquidity and higher volatility in some foreign markets; (7) the impact of political, social, or diplomatic events; (8) the difficulty of evaluating some foreign economic trends; or (9) the possibility that a foreign government could restrict an issuer from paying principal and interest to investors outside the country. Brokerage commissions and transaction costs are often higher for foreign investments, and it may be harder to use foreign laws and courts to enforce financial or legal obligations.


The risks noted above often increase in countries with emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Because their securities markets may be very small, share prices may be volatile. In addition, foreign investors are subject to a variety of special restrictions in many emerging countries. The Fund will focus its investments primarily in those countries which are included in the MSCI EAFE Index.

INSTITUTIONAL GROWTH EQUITY FUND
The INSTITUTIONAL GROWTH EQUITY FUND seeks a favorable long-term return, mainly through capital appreciation, primarily from a diversified portfolio of common stocks that present the opportunity for exceptional growth. Normally, the Fund will have at least 80 percent of its assets in equity securities that have the potential for capital appreciation.

The Fund uses the Dual Investment Management Strategy. The Fund's stock selection segment can invest in companies of all sizes, including companies in new and emerging areas of the economy and companies with distinctive products or promising market conditions. We choose individual investments based on a company's prospects under current or forecasted economic, financial and market conditions, looking for compa-nies we believe have the potential for strong earnings or sales growth, or that appear to be undervalued based on current earnings, assets, or growth prospects.

The Fund can also invest in large, well-known, established companies, particularly when we believe they have new or innovative products, services, or processes that enhance future earnings prospects. The Fund can also invest in companies in order to benefit from prospective acquisitions, reorganizations, or corporate restructurings or other special situations.

The Institutional Growth Equity Fund can buy foreign securities and other instruments if we believe they have superior investment potential. Depending on investment opportunities, the Fund may have from 0 to 40 percent of its assets in foreign securities. The securities will be those traded on foreign exchanges or in other foreign markets and may be denominated in foreign currencies or other units of account.


SPECIAL INVESTMENT RISKS: The Fund is subject to the general investment risks described on page 22. In addition, there are special risks to investing in growth stocks. The Fund may at times hold a significant amount of stocks of smaller, lesser-known companies. Their stock prices may fluctuate more than those of larger companies because smaller companies may depend on narrow product lines, have limited track records, lack depth of management, or have thinly-traded securities. Also, stocks of companies involved in reorganizations and other special situations can often involve more risk than ordinary securities. Accordingly, the Institutional Growth Equity Fund will probably be more volatile than the overall stock market, and it could significantly outperform or underperform the stock market during any particular period.


The Fund's foreign holdings are subject to the risks of foreign investments. These include, among others: changes in currency exchange rates; possible imposition of market controls or currency exchange controls; possible imposition of withholding taxes on dividends and interest; and possible seizure, expropriation, or nationalization of assets.

INSTITUTIONAL GROWTH AND INCOME FUND
The INSTITUTIONAL GROWTH AND INCOME FUND seeks a favorable long-term return through capital appreciation and investment income, primarily from a broadly diversified portfolio of common stocks. Normally, at least 80 percent of the Fund's assets will be income-producing equity securities selected for their investment potential.

The Fund invests in a broadly diversified portfolio of common stocks, using the Dual Investment Management Strategy. The Fund's stock selection segment concentrates on individual companies rather than sectors or industries. We look for stocks of larger, well-established companies that we believe are attractively priced, show the potential to grow faster than the rest of the market, and offer a growing stream of dividend income. In particular, we look for companies that are leaders in their industries. We also look for companies with shareholder-oriented managements dedicated to creating shareholder value. The Fund may also invest in rapidly growing smaller companies. It can have up to 20 percent of its assets in foreign securities.


SPECIAL INVESTMENT RISKS: The Fund is subject to the general investments risks described on page 22.


The Fund's foreign holdings are subject to the risks of foreign investments. These include, among others: changes in currency exchange rates; possible imposition of market controls or currency exchange controls; possible imposition of withholding taxes on dividends and interest; and possible seizure, expropriation, or nationalization of assets.

OTHER EQUITY FUNDS

INSTITUTIONAL EQUITY INDEX FUND
The INSTITUTIONAL EQUITY INDEX FUND seeks a favorable long-term rate of return from a diversified portfolio selected to track the overall market for common stocks publicly traded in the U.S., as represented by the Russell 3000(R), a broad market index.

Although the Fund invests in stocks in the Russell 3000 Index, it doesn't invest in all 3,000 stocks in the index. Rather, we use a sampling approach to create a portfolio that closely matches the overall investment characteristics (for example, yield and industry weight) of the index. This means that a company can remain in the Fund even if it performs poorly, unless the company is removed from the Russell 3000.

Using the Russell 3000 Index isn't fundamental to the Fund's investment objective and policies. We can change the index used in this Fund at any time and will notify you if we do so.

The Fund can also invest in securities and other instruments, such as futures, whose return depends on stock market prices. We select these instruments to attempt to match the total return of the Russell 3000 but may not always do so.


The Russell 3000 Index is an unmanaged index of stocks of the 3,000 largest publicly traded U.S. companies, based on market capitalization. Russell 3000 companies represent about 98% of the total market capitalization of the publicly traded U.S. equity market. The market capitalization of the individual companies in the index ranged from $178 million to $407.2 billion with an average of $5.34 billion as of December 31, 1999. The Frank Russell Company determines the composition of the index based only on market capitalization and can change its composition at any time. The Russell 3000 Index is not a mutual fund and you cannot invest directly in the index.


SPECIAL INVESTMENT RISKS: While the Fund attempts to closely track the Russell 3000 Index and changes are made to its holdings to reflect changes in the index, the Fund does not invest in all 3,000 stocks in the index. Thus, there is no guarantee that the performance of the Fund will match that of the index. Also, because the index's returns aren't reduced by investment and other operating expenses, the Fund's ability to match the index will be adversely affected by the costs of buying and selling stocks as well as other expenses. The stock prices of smaller, lesser-known companies, which make up a small portion of the index, may fluctuate more than those of larger companies because smaller companies may depend on narrow product lines, have limited track records, lack depth of management, or have thinly-traded securities.

INSTITUTIONAL SOCIAL CHOICE EQUITY FUND
The INSTITUTIONAL SOCIAL CHOICE EQUITY FUND seeks a favorable long-term rate of return that reflects the investment performance of the U.S. stock market while giving special consideration to certain social criteria. Normally, at least 80% of the Fund's assets will be invested in common stocks.

The Fund attempts to track the return of the U.S. stock market as represented by the Standard & Poor's 500 Index. It does this primarily by investing in S&P 500 companies that are not excluded by the Fund's social criteria, so that the Fund's portfolio approaches the overall investment characteristics (e.g., yield and industry weight) of the S&P 500.

The social criteria the Fund takes into consideration are non-fundamental investment policies. They can change without the approval of the Fund's shareholders. Currently, the Fund invests only in companies that do not:

- engage in activities that result or are likely to result in significant damage to the natural environment;

- have a significant portion of its business in weapons manufacturing;

- produce and market alcoholic beverages or tobacco products;

- produce nuclear energy; or

- have operations in Northern Ireland and have not adopted the MacBride Principles (a fair employment code for U.S. firms operating in Northern Ireland) or have not operated consistently with such principals and in compliance with the Fair Employment Act of 1989 (Northern Ireland).

For the first three criteria, we assess the issuer to decide whether the activity is a "significant" part of its business--basing our decision on, for example, how large a part of a company's operation the activity involves or how much revenue it brings in. In determining whether a particular activity is significant to a company, we do not rely on strict objective criteria, but rather make judgments based on the facts and circumstances pertaining to the company.

The Corporate Governance and Social Responsibility Committee of our Board of Trustees provides guidance in deciding whether investments meet the social criteria. It uses information from independent organizations such as the Investor Responsibility Research Center, Inc. We'll do our best to make sure the Fund's investments meet the social criteria, but we can't guarantee that every holding will always do so. Even if an investment is not excluded by the social criteria, we have the option of excluding it if we decide it is not suitable.

The Fund isn't restricted from investing in any securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund can also invest in securities issued by other countries or their agencies and instrumentalities as approved by the Committee on Corporate Governance and Social Responsibility. The Fund can also invest up to 15% of its assets in foreign securities.

SPECIAL INVESTMENT RISKS: Because its social criteria exclude some investments, this Fund may not be able to take advantage of the same opportunities or market trends as do the Funds that don't use such criteria.

ADDITIONAL INVESTMENT STRATEGIES FOR THE EQUITY FUNDS


While the equity Funds invest primarily in common stocks, each equity Fund can also invest, to a limited extent, in other equity securities such as preferred stock, convertible securities, and warrants. Each equity Fund can also hold short-term debt securities of the same type as those held by the Institutional Money Market Fund (see page 20) and other kinds of short-term instruments. These help the Funds maintain liquidity, use cash balances effectively, and take advantage of attractive investment opportunities. The equity Funds can also hold fixed-income securities they acquire because of mergers, recapitalizations, or otherwise.


Similarly, each equity Fund may also buy and sell options, futures contracts, and options on futures. We intend to use options and futures primarily for hedging or for cash management. To manage currency risk, the equity Funds can also enter into forward currency contracts, and buy or sell options and futures on foreign currencies.

The equity Funds can also invest in newly developed financial instruments, such as equity swaps (including arrangements where the return is linked to a stock market index) and equity-linked fixed-income securities, so long as these are consistent with a Fund's investment objective and restrictions.

THE FIXED-INCOME FUNDS

INSTITUTIONAL BOND FUND
The INSTITUTIONAL BOND FUND seeks a favorable long-term return, primarily through high current income consistent with preserving capital. Normally, at least 80 percent of the Fund's assets will be invested in bonds.


The Fund's portfolio is invested primarily in a broad range of debt securities. The majority is invested in U.S. Treasury and Agency securities, corporate bonds, and mortgage-backed or other asset-backed securities. The Fund's holdings are mainly investment grade securities rated in the top four credit categories by Moody's or Standard & Poor's, or that we determine are of comparable quality. The Fund is managed to track the duration of the benchmark index for the Fund, the Lehman Brothers Aggregate Bond Index. (Duration is a measurement of the change in the value of a bond portfolio in response to a change in interest rates.) As of December 31, 1999, the duration of the Lehman Brothers Aggregate Bond Index was 4.92 years. By keeping the duration of the Fund close to the duration of the Lehman index, the returns due to changes in interest rates should be similar between the Fund and the index. The Fund will overweight or underweight individual securities or sectors, as compared to their weight in the Lehman index, depending on where we find undervalued, overlooked or misunderstood issues that offer the potential for superior investment returns compared to the Lehman index. The Fund can make foreign investments, but we don't expect them to exceed 15 percent of the Fund's assets. The Fund can also invest in money market instruments.


The Fund may also invest in securities with special features in an effort to enhance its total return. This category of the Fund's portfolio will primarily consist of privately placed securities (including "Rule 144A" private placements) or non-investment grade securities (also called "high-yield" or "junk" bonds, which are rated Ba1 or lower by Moody's or BB+ or lower by Standard & Poor's). The Fund will not invest more than 25 percent of its assets in privately placed and high-yield securities.

The Institutional Bond Fund's investments in mortgage-backed securities can include pass-through securities sold by private, governmental and government-related organizations and collateralized mortgage obligations ("CMOs"). Mortgage pass-through securities are created when mortgages are pooled together and interests in the pool are sold to investors. The cash flow from the underlying mortgages is "passed through" to investors in periodic principal and interest payments. CMOs are obligations that are fully collateralized directly or indirectly by a pool of mortgages from which payments of principal and interest are dedicated to the payment of principal and interest by the CMOs.

The Fund may use an investment strategy called "mortgage rolls," in which we "roll over" an investment in a mortgage-backed security before its settlement date for a similar security with a later settlement date. The Fund may also engage in duration-neutral relative value trading, a strategy in which we buy and sell government bonds of identical credit quality but different maturity dates in an attempt to take advantage of spread differentials along the yield curve. These strategies are both designed to enhance the Fund's returns, but they do increase the Fund's portfolio turnover rate. However, we don't expect these strategies to significantly raise the Fund's capital gains.

The Fund may make certain other investments, but not as principal strategies. For example, the Fund may invest in interest-only and principal-only mortgage-backed securities. These instruments have unique characteristics and are more sensitive to prepayment and extension risks than traditional mortgage-backed securities. Similarly, the Fund may also buy and sell options, futures contracts, and options on futures. We intend to use options and futures primarily as a hedging technique or for cash management. To manage currency risk, the Fund can also enter into forward currency contracts, and buy or sell options and futures on foreign currencies. The Fund can also buy and sell swaps and options on swaps, so long as these are consistent with the Fund's investment objective and restrictions.

SPECIAL INVESTMENT RISKS: The Fund is subject to interest rate risk--that is, prices of portfolio securities held by the Fund may decline if interest rates rise. For example, if interest rates rise by 1%, the market value of a portfolio with a duration of 5 years would decline by approximately 5%.

Non-investment-grade securities are usually called "high-yield" or "junk" bonds. These lower-rated bonds offer higher returns but also entail higher risks. Their issuers may be less creditworthy or have a higher risk of becoming insolvent. Small changes in the issuer's creditworthiness can have more impact on the price of lower-rated bonds than would comparable changes for investment-grade bonds (those rated Baa or higher by Moody's or rated BBB or higher by S&P). Lower-rated bonds can also be harder to value or sell, and their prices can be more volatile than the prices of higher-quality securities.

The above risks of holding high-yield bonds can also apply to the lower levels of "investment grade" bonds (for example, Moody's Baa and S&P's BBB). Also, securities originally rated "investment grade" are sometimes downgraded later on, should a ratings agency like Moody's or S&P believe the issuer's business outlook or creditworthiness has deteriorated. A downgraded security already held in the Fund's portfolio may or may not be sold, depending on our analysis of the issuer's financial prospects. We don't rely exclusively on ratings agencies when making investment decisions because they may not alone be an accurate measure of the risk of lower-rated bonds. Instead, we also do our own credit analysis, paying particular attention to economic trends and other market events.

The Fund can also invest in privately placed debt securities. One risk of investing in private placements is that they may be difficult to sell for their fair market value.

The Fund's investments in mortgage-backed securities are subject to prepayment or extension risk, which is the possibility that a change in interest rates may cause the underlying mortgages to be paid off sooner or later than expected. If unanticipated prepayment occurs as a result of a declining interest rate environment, the Fund would then have to reinvest the amounts that had been invested in the mortgage-backed securities, possibly at a lower rate of return. If unanticipated extension occurs as a result of a rising interest rate environment, the Fund may not have sufficient cash available for reinvestment when expected.

INSTITUTIONAL MONEY MARKET FUND
The INSTITUTIONAL MONEY MARKET FUND seeks high current income to the extent consistent with maintaining liquidity and preserving capital.

We seek to maintain a stable net asset value of $1.00 per share of the Institutional Money Market Fund by investing in assets that present minimal credit risk, maintaining an average weighted maturity of 90 days or less, and investing all of the Fund's assets in dollar-denominated securities or other instruments maturing in 397 days or less. We can't assure you that we will be able to maintain a stable net asset value of $1.00 per share for this Fund.

The Fund will invest primarily in:

     (1) commercial paper (short-term "IOUs" issued by corporations and others) or variable-rate, floating-rate, or variable-amount securities of domestic or foreign companies;

     (2) obligations of commercial banks, savings banks, savings and loan associations, and foreign banks whose latest annual financial statements show more than $1 billion in assets. These include certificates of deposit, time deposits, bankers' acceptances, and other short-term debt;

     (3) securities issued by or whose principal and interest are guaranteed by the U.S. government or one of its agencies or instrumentalities;

     (4) other debt obligations with a remaining maturity of 397 days or less issued by domestic or foreign companies;

     (5) repurchase agreements involving securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, or involving certificates of deposit, commercial paper, or bankers' acceptances;

     (6) participation interests in loans banks have made to the issuers of (1) and (4) above (these may be considered illiquid);

     (7) asset-backed securities issued by domestic corporations or trusts;

     (8) obligations issued or guaranteed by foreign governments or their political subdivisions, agencies, or instrumentalities; and

     (9) obligations of international organizations (and related government agencies) designated or supported by the U.S. or foreign government agencies to promote economic development or international banking.

The Institutional Money Market Fund will only purchase money market instruments that at the time of purchase are "First Tier Securities", that is rated within the highest category by at least two nationally recognized statistical rating organizations ("NRSROs"), or rated within the highest category by one NRSRO if it is the only NRSRO to have issued a rating for the security, or unrated securities of comparable quality. The Fund can also invest up to 30 percent of its assets in money-market and debt instruments of foreign issuers denominated in U.S. dollars.

The above list of investments is not exclusive and the Fund may make other investments consistent with its investment objective and policies.

SPECIAL INVESTMENT RISKS: The Fund is subject to the risk of current income volatility--that is, the income the Fund receives may fall as a result of a decline in interest rates. To a lesser extent, the Fund is also subject to the general risks described below.

RISKS OF INVESTING IN ANY OF THE FUNDS

GENERAL INVESTMENT RISKS
To varying degrees, the Funds are all subject to several general types of risks.

     (1) One is market risk--stock and bond price volatility due to changing conditions in the financial markets.

     (2) Another is interest rate risk--the risk that a bond's or stock's value will decline if interest rates change. For example, a rise in interest rates usually causes the market value of fixed-rate securities to go down.


     (3) Another kind of risk is company risk. For stocks and bonds, it comes from the possibility that current earnings will fall or that overall financial soundness will decline, reducing the security's value. In addition, for bonds and other debt securities, company risk comes from the possibility the issuer won't be able to pay principal and interest when due.

MANAGEMENT OF THE FUNDS

THE FUNDS' INVESTMENT ADVISER

Teachers Advisors, Inc. ("Advisors") manages the assets of TIAA-CREF Institutional Mutual Funds, under the supervision of the Funds' Board of Trustees (the "Board"). Advisors is an indirect wholly-owned subsidiary of Teachers Insurance and Annuity Association of America ("TIAA"). It is registered as an investment adviser with the U.S. Securities and Exchange Commission under the Investment Advisers Act of 1940. Advisors also manages the investments of TIAA Separate Account VA-1, the TIAA-CREF Life Funds, the TIAA-CREF Mutual Funds, and the investment portfolio of New York State's College Choice Tuition Savings Plan. Through an affiliated investment adviser, TIAA-CREF Investment Management, LLC ("Investment Management"), the personnel of Advisors also manage the investment accounts of the College Retirement Equities Fund ("CREF"). As of December 31, 1999, Advisors and Investment Management together had $181 billion of registered investment company assets under management. Advisors is located at 730 Third Avenue, New York, NY 10017.


Advisors' duties include conducting research, recommending investments, and placing orders to buy and sell securities. Advisors also acts as liaison among the various service providers to the Funds, including custodians, fund administrators, and transfer agents.


Under the terms of an Investment Management Agreement between TIAA-CREF Institutional Mutual Funds and Advisors, Advisors is entitled to an annual fee of 0.27%, 0.23%, 0.23%, 0.18%, 0.19%, 0.18%, and 0.15% of the average daily net assets of the Institutional International Equity Fund, the Institutional Growth Equity Fund, the Institutional Growth and Income Fund, the Institutional Equity Index Fund, the Institutional Social Choice Equity Fund, the Institutional Bond Fund, and the Institutional Money Market Fund, respectively. Advisors has agreed to waive a portion of its investment management fee equal to, on an annual basis: 0.09% of the average daily net assets of the Institutional International Equity Fund; 0.07% of the average daily net assets of each of the Institutional Growth Equity Fund, the Institutional Growth and Income Fund, the Institutional Equity Index Fund, and the Institutional Social Choice Equity Fund; and 0.05% of the average daily net assets of each of the Institutional Bond Fund and the Institutional Money Market Fund. This waiver is contractual and will remain in effect until July 1, 2003.

PRIOR PERFORMANCE OF INVESTMENT ADVISER
Please do not confuse the Funds with other registered investment company portfolios using very similar or nearly identical names that are offered by TIAA-CREF Mutual Funds, by CREF, by a separate account of TIAA, or by a mutual fund dedicated to a separate account of TIAA-CREF Life Insurance Company (a wholly-owned subsidiary of TIAA). However, the investment objectives and policies of certain Funds are very similar to the investment objectives and policies of other registered investment company portfolios that are managed by Advisors or Investment Management. Nevertheless, the investment performance of the Funds may be lower, or higher, than the investment results of such other portfolios. We do not promise that the investment results of any of the Funds will be comparable to the investment results of any other mutual fund, CREF account, or separate account portfolio, even if the other portfolio uses a very similar name, is managed by the same investment advisory personnel, and has the same investment objective and policies as the applicable Fund.

TIAA-CREF Institutional Mutual Funds commenced operations on June 14, 1999, and each Fund has a limited performance record. However, the investment objective, policies, strategies, and risks of each of the Funds (except the Institutional Social Choice Equity Fund) is substantially similar to one or more other registered investment company portfolios managed by Advisors or Investment Management. The performance of these other portfolios may be relevant to prospective investors in TIAA-CREF Institutional Mutual Funds.


The charts below show historical performance for: the International Equity Fund, the Growth Equity Fund, the Growth & Income Fund, the Bond Plus Fund, and the Money Market Fund of TIAA-CREF Mutual Funds (managed by Advisors); the Stock Index Account of TIAA Separate Account VA-1 (managed by Advisors); the Stock Index Fund of TIAA-CREF Life Funds (managed by Advisors); and the Growth Account, the Equity Index Account, and the Money Market Account of CREF (managed by the same personnel in their capacities with Investment Management). The data is provided to illustrate the experience of Advisors' personnel in managing investment portfolios substantially similar to the Institutional International Equity Fund, the Institutional Growth Equity Fund, the Institutional Growth and Income Fund, the Institutional Equity Index Fund, the Institutional Bond Fund, and the Institutional Money Market Fund of TIAA-CREF Institutional Mutual Funds. (Because CREF's Social Choice Account is a balanced portfolio with both debt and equity components, there exists no investment portfolio managed by Advisors' personnel that is substantially similar to the Institutional Social Choice Equity Fund.) The performance of an appropriate broad-based securities market index, adjusted to reflect the reinvestment of dividends on securities in the index, is also presented for each Fund.

The historical performance information presented is not intended to predict or suggest the returns that the corresponding Fund of TIAA-CREF Institutional Mutual Funds might experience. The results are net of investment management and other operating expenses of the portfolios.

After taking into account the contractual fee waiver and expense reimbursement arrangement, each Fund of TIAA-CREF Institutional Mutual Funds has lower total annual operating expenses than the corresponding portfolios of the TIAA-CREF Mutual Funds, TIAA-CREF Life Funds (a mutual fund portfolio offered solely to a separate account of TIAA-CREF Life Insurance Company), TIAA Separate Account VA-1 (a variable annuity managed account offered solely to TIAA), and CREF (variable annuity managed accounts) during the periods illustrated.

                                                     1 YEAR ENDED   5 YEARS ENDED
AVERAGE ANNUAL TOTAL RETURN                 PERIOD:  DEC. 31, 1999  DEC. 31, 1999
---------------------------------------------------------------------------------
Accounts/Funds similar to: INSTITUTIONAL INTERNATIONAL EQUITY FUND
---------------------------------------------------------------------------------
International Equity Fund of TIAA-CREF Mutual Funds         55.83%           N/A
MSCI EAFE Index                                             26.97%           N/A
---------------------------------------------------------------------------------
Accounts/Funds similar to: INSTITUTIONAL GROWTH EQUITY FUND
---------------------------------------------------------------------------------
Growth Equity Fund of TIAA-CREF Mutual Funds                33.00%           N/A
Russell 3000 Growth Index                                   33.82%           N/A
Growth Account of CREF                                      32.52%         30.86%
Russell 3000 Growth Index                                   33.82%         31.10%
---------------------------------------------------------------------------------
Accounts/Funds similar to: INSTITUTIONAL GROWTH AND INCOME FUND
---------------------------------------------------------------------------------
Growth & Income Fund of TIAA-CREF Mutual Funds              24.46%           N/A
S&P 500 Index                                               21.04%           N/A
---------------------------------------------------------------------------------
Accounts/Funds similar to: INSTITUTIONAL BOND FUND
---------------------------------------------------------------------------------
Bond Plus Fund of TIAA-CREF Mutual Funds                   (1.01)%           N/A
Lehman Aggregate Bond Index                                 (.82)%           N/A
Bond Market Account of CREF                                (1.12)%          7.40%
Lehman Aggregate Bond Index                                 (.82)%          7.73%
---------------------------------------------------------------------------------
Accounts/Funds similar to: INSTITUTIONAL EQUITY INDEX FUND
---------------------------------------------------------------------------------
Stock Index Fund of TIAA-CREF Life Funds                      N/A            N/A
Russell 3000 Index                                          20.90%           N/A
Stock Index Account of TIAA Separate Account VA-1           20.21%         26.47%
Russell 3000 Index                                          20.90%         26.94%
Equity Index Account of CREF                                20.82%         26.64%
Russell 3000 Index                                          20.90%         26.94%
---------------------------------------------------------------------------------
Accounts/Funds similar to: INSTITUTIONAL MONEY MARKET FUND
---------------------------------------------------------------------------------
Money Market Fund of TIAA-CREF Mutual Funds                  5.05%           N/A
IBC Money Fund All-Taxable Avg.                              4.64%           N/A
Money Market Account of CREF                                 4.98%          5.42%
IBC Money Fund All-Taxable Avg.                              4.64%          5.57%
---------------------------------------------------------------------------------
             AS OF DECEMBER 28, 1999:                        7-DAY YIELD
---------------------------------------------------------------------------------
Money Market Fund of TIAA-CREF Mutual Funds                     5.67%
Money Market Account of CREF                                    5.61%
IBC Money Fund All-Taxable Avg.                                 5.13%

     10 YEARS ENDED  INCEPTION TO    INCEPTION OF
     DEC. 31, 1999   DEC. 31, 1999   ACCOUNT/FUND
--------------------------------------------------
--------------------------------------------------
               N/A          29.16%   Sept. 2, 1997
               N/A          18.41%   Sept. 2, 1997
--------------------------------------------------
--------------------------------------------------
               N/A          33.36%   Sept. 2, 1997
               N/A          32.01%   Sept. 2, 1997
               N/A          27.74%   Apr. 29, 1994
               N/A          28.40%   Apr. 29, 1994
--------------------------------------------------
--------------------------------------------------
               N/A          27.45%   Sept. 2, 1997
               N/A          25.20%   Sept. 2, 1997
--------------------------------------------------
--------------------------------------------------
               N/A           5.26%   Sept. 2, 1997
               N/A           5.22%   Sept. 2, 1997
               N/A           7.68%    Mar. 1, 1990
               N/A           7.92%    Mar. 1, 1990
--------------------------------------------------
--------------------------------------------------
               N/A          21.20%    Jan. 4, 1999
               N/A          20.90%    Jan. 4, 1999
               N/A          24.96%    Nov. 1, 1994
               N/A          30.51%    Nov. 1, 1994
               N/A          23.82%   Apr. 29, 1994
               N/A          24.12%   Apr. 29, 1994
--------------------------------------------------
--------------------------------------------------
               N/A           5.29%   Sept. 2, 1997
               N/A           5.05%   Sept. 2, 1997
              5.24%          5.73%    Apr. 1, 1988
              6.05%          7.17%    Apr. 1, 1988
--------------------------------------------------
         7-DAY EFFECTIVE YIELD
--------------------------------------------------
                             5.83%
                             5.76%
                             5.26%

FUND MANAGERS
The Institutional International Equity Fund is managed by Chris Semenuk, Director-Global Portfolio Management for Advisors. He is also one of three co-managers of the CREF Global Equities Account and is also responsible for managing TIAA-CREF Mutual Funds' International Equity Fund. From 1995 to 1997, he was responsible for company research and analysis for the CREF Global Equities Account. Previously he was a senior securities analyst for the CREF Stock Account. Mr. Semenuk joined TIAA-CREF in 1993.

The Institutional Growth Equity Fund is managed by Advisors' growth portfolio management group, whose members are jointly responsible for the day-to-day management of the Fund.

The Institutional Growth and Income Fund is managed by Carlton N. Martin, Managing Director-Global Research for Advisors. He has also been one of three co-managers of the CREF Global Equities Account since 1998 and manages TIAA-CREF Mutual Funds' Growth & Income Fund. Prior to 1998, he was responsible for investments in the chemical, paper and forest products as well as the environmental, engineering and construction industries for certain CREF Accounts. Mr. Martin joined TIAA-CREF in 1980.

The Institutional Equity Index Fund and the Institutional Social Choice Equity Fund are managed by Advisors' quantitative portfolio management group, whose members are jointly responsible for the day-to-day management of the Funds.

The Institutional Bond Fund is managed by Elizabeth D. Black, Managing Director-Portfolio Management for Advisors. Ms. Black has also been responsible for managing the investments in CREF's Bond Market Account and the bond portion of CREF's Social Choice Account since 1996, and TIAA-CREF Mutual Funds' Bond Plus Fund since 1997. Prior to 1996, she was sector manager of TIAA's mortgage-backed securities group. Ms. Black joined TIAA-CREF in 1987.

The Institutional Money Market Fund is managed by Steven Traum, Managing Director-Money Markets and Inflation Linked Bond for Advisors. Mr. Traum has also been responsible for managing the investments of the CREF Money Market Account since 1988, the CREF Inflation Linked Bond Account since 1997, and TIAA-CREF Mutual Funds' Money Market Fund since 1997. He also manages the cash components of the other TIAA-CREF

Institutional Mutual Funds, the other TIAA-CREF Mutual Funds and the CREF accounts. Mr. Traum joined TIAA-CREF in 1983.

SERVICE PROVIDERS
TIAA-CREF Institutional Mutual Funds may rely on affiliated or unaffiliated persons for services related to record keeping and other shareholder services (e.g., unaffiliated transfer agents maintaining individual account records for omnibus accounts in certain circumstances), may compensate such service providers, and may reflect these payments as an administrative expense of the applicable class of shares.

------------------------------------------------------------------------------

Calculating Share Price

We determine the net asset value ("NAV") per share, or share price, of a Fund on each day the New York Stock Exchange is open for business. We do this when trading closes on all U.S. national exchanges where securities or other investments of a Fund are principally traded. We will not price Fund shares on days that the New York Stock Exchange is closed. We compute a Fund's NAV by dividing the value of the Fund's assets, less its liabilities, by the number of outstanding shares of that Fund.


For Funds other than the Institutional Money Market Fund, we usually use market quotations or independent pricing services to value securities and other instruments held by the Funds. If market quotations or independent pricing services aren't readily available, we'll use a security's "fair value," as determined in good faith by or under the direction of the TIAA-CREF Institutional Mutual Funds' Board of Trustees. Money market instruments with maturities of sixty days or less are valued at amortized cost. We may also use fair value if events that have a significant effect on the value of an investment (as determined in our sole discretion) occur between the time when its price is determined and the time a Fund's net asset value is calculated.


To calculate the Institutional Money Market Fund's net asset value per share, we value its portfolio securities at their amortized cost. This valuation method does not take into account unrealized gains or losses on the Fund's portfolio securities. Amortized cost valuation involves first valuing a security at cost, and thereafter assuming an amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the security's market value. While this method provides certainty in valuation, there may be times when the value of a security, as determined by amortized cost, may be higher or lower than the price the Institutional Money Market Fund would receive if it sold the security.

------------------------------------------------------------------------------

Dividends and Distributions

Each Fund expects to declare and distribute to shareholders substantially all of its net investment income and net realized capital gains, if any. The amount distributed will vary according to the income received from securities held by the Fund and capital gains realized from the sale of securities. The following table shows how often we plan to pay dividends on each Fund:

                            FUND                              DIVIDEND PAID
---------------------------------------------------------------------------
Institutional International Equity Fund                            Annually
Institutional Growth Equity Fund                                   Annually
Institutional Growth and Income Fund                              Quarterly
Institutional Equity Index Fund                                    Annually
Institutional Social Choice Equity Fund                            Annually
Institutional Bond Fund                                             Monthly
Institutional Money Market Fund                                     Monthly

Although we pay dividends monthly from the Institutional Money Market Fund, these dividends are calculated and declared daily.

We intend to pay net capital gains from Funds that have them once a year.

You can elect from among the following distribution options:

  1. REINVESTMENT OPTION, SAME FUND. We'll automatically reinvest your dividend and capital gain distributions in additional shares of the Fund. Unless you elect otherwise, this will be your distribution option.

  2. INCOME-EARNED OPTION. We'll automatically reinvest your capital gain distributions, but you will be sent a check for each dividend distribution.

  3. CAPITAL GAINS OPTION. We'll automatically reinvest your dividend distributions, but you will be sent a check for each capital gain distribution.

  4. CASH OPTION. We'll send a check for your dividend and each capital gain distribution.

We make distributions for each Fund on a per share basis to the shareholders of record on the Fund's distribution date. We do this regardless of how long the shares have been held. That means if you buy shares just before or on a record date, you will pay the full price for the shares and then you may receive a portion of the price back as a taxable distribution. (See the discussion of "buying a dividend" below.) Cash distribution checks will be mailed within seven days of the distribution date.

------------------------------------------------------------------------------

Taxes

As with any investment, you should consider how your investment in any Fund will be taxed.

TAXES ON DISTRIBUTIONS. Unless you are tax-exempt or hold Fund shares in a tax-deferred account, you must pay federal income tax, and possibly also state or local taxes, on distributions each year. Your distributions are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in October, November or December and paid in January are taxable as if they were paid on December 31 of the prior year.

For federal tax purposes, income and short-term capital gain distributions from a Fund are taxed as ordinary income; long-term capital gain distributions are taxed as long-term capital gains. Every January, we will send you and the IRS a statement showing the taxable distributions paid to you in the previous year from each Fund. Long-term capital gain distributions may be taxed at a maximum federal rate of 20 percent to individual investors (or at 10 percent to individual investors who are in the 15 percent tax bracket).

TAXES ON TRANSACTIONS. Redemptions, including exchanges to other Funds, are also subject to capital gains tax or capital loss deductions. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them.

Whenever you sell shares of a Fund, we will send you a confirmation statement showing how many shares you sold and at what price. However, you or your tax preparer must determine whether this sale resulted in a capital gain or loss and the amount of tax to be paid on any gain. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains or losses.

BACKUP WITHHOLDING. If you fail to provide a correct taxpayer identification number or fail to certify that it is correct, we are required by law to withhold 31% of all the taxable distributions and redemption proceeds paid from your account. We are also required to begin backup withholding if instructed by the IRS to do so.

"BUYING A DIVIDEND." If you buy shares just before a Fund deducts a distribution from its net asset value, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution. This is referred to as "buying a dividend." For example, assume you bought shares of a Fund for $10.00 per share the day before the Fund paid a $0.25 dividend. After the dividend was paid, each share would be worth $9.75, and you would have to include the $0.25 dividend in your gross income for tax purposes.

EFFECT OF FOREIGN TAXES. Foreign governments may impose taxes on a Fund and its investments and these taxes generally will reduce such Fund's distributions. If a Fund qualifies to pass through a credit for such taxes paid and elects to do so, an offsetting tax credit or deduction may be available to you. If so, your tax statement will show more taxable income than was actually distributed by the Fund, but will also show the amount of the available offsetting credit or deduction.

OTHER RESTRICTIONS. There are tax requirements that all mutual funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, a Fund may have to limit its investment in some types of instruments.

SPECIAL CONSIDERATIONS FOR CERTAIN INSTITUTIONAL INVESTORS. If you are a corporate investor, a portion of the dividends from net investment income paid by the Institutional Growth Equity Fund, the Institutional Growth and Income Fund, the Institutional Equity Index Fund, and the Institutional Social Choice Equity Fund will generally qualify for the corporate dividends-received deduction. However, the portion of the dividends that qualify depends on the aggregate qualifying dividend income received by each Fund from domestic (U.S.) sources. Certain holding period and debt financing restrictions may apply to corporate investors seeking to claim the deduction. We expect that little or none of the distributions paid by the Institutional International Equity Fund, the Institutional Bond Fund, and the Institutional Money Market Fund will qualify for the corporate dividends-received deduction.


CLIENTS OF TIAA-CREF TRUST COMPANY, FSB. If you purchased Fund shares through TIAA-CREF Trust Company, FSB, it is responsible for providing you with a statement showing taxable distributions paid to you from each Fund.


------------------------------------------------------------------------------

Your Account: Buying, Selling or
Exchanging Shares

ELIGIBLE INVESTORS

Shares of TIAA-CREF Institutional Mutual Funds are only available for purchase by certain intermediaries affiliated with TIAA-CREF ("TIAA-CREF Intermediaries"), such as TIAA-CREF Trust Company, FSB (the "Trust Company"), or other persons, such as state-sponsored tuition savings plans, who have entered into a contract with a TIAA-CREF Intermediary that enables them to purchase shares of the Funds. Collectively with TIAA-CREF Intermediaries, these contractually eligible investors are referred to as "Eligible Investors" in the rest of this prospectus.

In the future, TIAA-CREF Institutional Mutual Funds may offer additional classes of shares (with different shareholder servicing, distribution, administrative, or other fees and expenses) for some or all of its Funds. For example, we may introduce another class of shares to be sold directly to investors who do not have a specific contractual relationship with a TIAA-CREF Intermediary.

PURCHASE OF FUND SHARES

There is no minimum investment requirement for Eligible Investors. All purchases must be in U.S. dollars.


We consider all requests for purchases to be received when they are received in "good order" (see page 38).


There may be circumstances when we will not permit Eligible Investors to invest in one or more of the Funds. We reserve the right to suspend or terminate the offering of shares by one or more Funds. We also reserve the right to reject any specific purchase request.

PURCHASES BY ELIGIBLE INVESTORS
Only Eligible Investors may invest in the Funds. All other prospective investors should contact their TIAA-CREF Intermediary for applicable purchase requirements.

To purchase shares, an Eligible Investor should instruct its bank to wire money to

         State Street Bank and Trust Company
         ABA Number 011000028
         DDA Number 9905-454-6.

Specify on the wire:

         (1) TIAA-CREF Institutional Mutual Funds;

         (2) account registration (names of registered owners), address and Social Security Number(s) or Taxpayer Identification Number;

         (3) whether the investment is for a new or existing account (provide Fund account number if existing); and

         (4) the Fund or Funds in which you want to invest, and amount to be invested in each.

INVESTING THROUGH THE TRUST COMPANY
Clients of the Trust Company may invest in TIAA-CREF Institutional Mutual Funds only through the Trust Company, which is an Eligible Investor and serves as the TIAA-CREF Intermediary for its clients. Contact the Trust Company regarding how investments in Fund shares are held for your benefit. In addition to the fees and expenses deducted by the Funds, you may be charged a fee by the Trust Company for the services it provides you.

POINTS TO REMEMBER FOR ALL PURCHASES
- Each investment by an Eligible Investor in TIAA-CREF Institutional Mutual Funds must be for a specified dollar amount. We can't accept purchase requests specifying a certain price, date, or number of shares; we'll return these investments.

- If you invest in TIAA-CREF Institutional Mutual Funds through an Eligible Investor, the Eligible Investor may charge you a fee in connection with your investment (in addition to the fees and expenses deducted by the Funds). Contact the Eligible Investor to learn whether there are any other conditions, such as a minimum investment requirement, on your transactions. In addition, Eligible Investors that are not themselves affiliated with TIAA-CREF may be charged a fee by their TIAA-CREF Intermediary (in addition to the fees and expenses deducted by the Funds).

- If we do not receive good funds through wire transfer, we will treat this as a redemption of the shares purchased when your wire transfer is received. You will be responsible for any resulting loss incurred by any of the Funds. If you are already a shareholder, we can redeem shares from any of your account(s) as reimbursement for all losses. We also reserve the right to restrict you from making future purchases in any of the Funds.

IN-KIND PURCHASES OF SHARES
Advisors, at its sole discretion, may permit an Eligible Investor to purchase shares with investment securities (instead of cash), if: (1) Advisors believes the securities are appropriate investments for the particular Fund; (2) the securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities are permissible holdings under the Fund's investment restrictions. If the Fund accepts the securities, the Eligible Investor's account will be credited with Fund shares equal in net asset value to the market value of the securities received. Eligible Investors interested in making in-kind purchases should contact their TIAA-CREF Intermediary.

HOW TO REDEEM SHARES

REDEMPTIONS BY ELIGIBLE INVESTORS
Eligible Investors can redeem (sell) their Fund shares at any time. If your shares were purchased through an Eligible Investor, contact the Eligible Investor for applicable redemption requirements. Shares purchased through an Eligible Investor must be redeemed by the Eligible Investor. For further information, contact your TIAA-CREF Intermediary.

We will only accept redemption requests that specify a dollar amount or number of shares to be redeemed. All other requests, including those specifying a certain price or date, will be returned.

We accept redemption orders through a telephone request made by calling 800 897-9069.


Usually, we send redemption proceeds to the Eligible Investor on the second business day after we receive a redemption request, but not later than seven days afterwards, assuming the request is in good order (see page 38). If a redemption is requested shortly after a recent purchase by check, the redemption proceeds may not be paid until payment for the purchase is collected. This can take up to ten days.


We can postpone payment if (a) the New York Stock Exchange is closed for other than usual weekends or holidays, or trading on the New York Stock Exchange is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

We send redemption proceeds to the Eligible Investor at the address or bank account of record. If proceeds are to be sent elsewhere, we will require a letter of instruction from the Eligible Investor with a signature guarantee. We can send the redemption proceeds by check to the address of record or by wire transfer.

REDEEMING SHARES THROUGH THE TRUST COMPANY
If you purchased shares through the Trust Company, it is responsible for making any redemption proceeds available to you. In addition, the Trust Company may impose its own restrictions on your ability to redeem shares. Please contact the Trust Company directly for more information.

IN-KIND REDEMPTIONS OF SHARES
Large redemptions by any Eligible Investor that exceed $250,000 or 1% of a Fund's assets during any 90-day period may be considered detrimental to the Fund's existing shareholders. Therefore, at its sole discretion, the Fund may require that you take a "distribution in kind" upon redemption and may give you portfolio securities instead of cash. The securities you receive in this manner will need to be sold through a broker, and you may therefore incur transaction costs when you sell them.

HOW TO EXCHANGE SHARES

EXCHANGES BY ELIGIBLE INVESTORS
Eligible Investors can exchange shares in a Fund for shares of any other Fund at any time. (An exchange is a simultaneous redemption of shares in one Fund and a purchase of shares in another Fund.) If you hold shares through a TIAA-CREF Intermediary or other Eligible Investor, contact the Eligible Investor for applicable exchange requirements. Exchanges between accounts can be made only if the accounts are registered in the same name(s), address and Social Security or Tax Identification Number. An exchange is considered a sale of securities, and therefore is a taxable event.

We reserve the right, at our sole discretion, to reject any exchange request and to modify, suspend, or terminate the exchange privilege at any time.

Eligible Investors can make an exchange through a telephone request by calling 800 897-9069. Once made, an exchange request cannot be modified or canceled.

MAKING EXCHANGES THROUGH THE TRUST COMPANY
If you purchased shares through the Trust Company, it is responsible for making any exchanges on your behalf. In addition, the Trust Company may impose its own restrictions on your ability to make exchanges. Please contact the Trust Company directly for more information.

OTHER INVESTOR INFORMATION

GOOD ORDER. Requests for transactions by Eligible Investors will not be processed until they are received in good order by our transfer agent, Boston Financial Data Services. "Good order" means that an Eligible Investor's transaction request includes its Fund account number, the amount of the transaction (in dollars or shares), signatures of all account owners exactly as registered on the account, and any other supporting legal documentation that may be required.

SHARE PRICE. The share price we use for transactions will be the NAV per share next calculated after Boston Financial Data Services receives an Eligible Investor's request in good order. If an Eligible Investor purchases or redeems shares anytime before the New York Stock Exchange closes (usually 4:00 p.m. Eastern Time), the transaction price will be the NAV per share for that day. If an Eligible Investor makes a purchase or redemption request after the New York Stock Exchange closes, the transaction price will be the NAV per share for the next business day. If you purchased shares through an Eligible Investor, the Eligible Investor (including the Trust Company) may require you to communicate to it any purchase, redemption, or exchange request before a specified deadline earlier than 4:00 p.m. in order to receive that day's NAV per share as the transaction price.

TAX IDENTIFICATION NUMBER. Each Eligible Investor must provide its Taxpayer Identification Number (which, for most individuals, is your Social Security Number) to us and indicate whether or not it is subject to back-up withholding. If an Eligible Investor doesn't furnish its Taxpayer Identification Number, redemptions and exchanges of shares, as well as dividends and capital gains distributions, will be subject to back-up tax withholding.

SIGNATURE GUARANTEE. For some transaction requests by an Eligible Investor, we may require a letter of instruction from the Eligible Investor with a signature guarantee. This requirement is designed to protect you and the TIAA-CREF Institutional Mutual Funds from fraud, and to comply with rules on stock transfers.

TRANSFERRING SHARES. An Eligible Investor may transfer ownership of its shares to another person or organization that also qualifies as an Eligible Investor or may change the name on its account by sending us written instructions. All registered owners of the account must sign the request and provide signature guarantees.

------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


TIAA-CREF INSTITUTIONAL MUTUAL FUNDS


For the Period June 14, 1999 (commencement of operations)


to September 30, 1999



The Financial Highlights table is intended to help you understand the Funds' financial performance since they began operations on June 14, 1999 through the period ended September 30, 1999. Certain information reflects financial results for a single share of a Fund. The total returns in the table show the rates that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young, LLP, independent auditors. Their report appears in TIAA-CREF Institutional Mutual Funds' Annual Report. It is available without charge upon request.



                                                          INSTITUTIONAL    INSTITUTIONAL
                                                          INTERNATIONAL       GROWTH
                                                             EQUITY           EQUITY
                                                              FUND             FUND
----------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
  Net asset value, beginning of period................       $ 10.00          $ 10.00
                                                             -------          -------
  Gain (loss) from operations:
    Net investment income.............................          0.04             0.02
    Net realized and unrealized gain (loss) on
      investments.....................................          0.62             0.12
                                                             -------          -------
        Total gain (loss) from operations.............          0.66             0.14
  Less distributions from:
    Net investment income.............................            --               --
                                                             -------          -------
        Total distributions...........................            --               --
                                                             -------          -------
  Net asset value, end of period......................       $ 10.66          $ 10.14
                                                             =======          =======
  TOTAL RETURN........................................          6.60%            1.40%
RATIOS AND SUPPLEMENTAL DATA
  Net assets at end of period (in thousands)..........       $27,472          $30,535
  Ratio of expenses to average net assets before fee
    waiver and expense reimbursement..................          0.39%            0.35%
  Ratio of expenses to average net assets after fee
    waiver and expense reimbursement..................          0.09%            0.07%
  Ratio of net investment income to average net
    assets............................................          0.45%            0.20%
  Portfolio turnover rate.............................         21.35%           21.08%



The percentages shown above are not annualized.

                                     INSTITUTIONAL
     INSTITUTIONAL   INSTITUTIONAL      SOCIAL                       INSTITUTIONAL
       GROWTH &         EQUITY          CHOICE       INSTITUTIONAL       MONEY
        INCOME           INDEX          EQUITY           BOND           MARKET
         FUND            FUND            FUND            FUND            FUND
----------------------------------------------------------------------------------
        $ 10.00         $ 10.00         $ 10.00         $ 10.00         $  1.00
        -------         -------         -------         -------         -------
           0.04            0.04            0.04            0.17            0.02
          (0.25)          (0.28)          (0.18)          (0.03)             --
        -------         -------         -------         -------         -------
          (0.21)          (0.24)          (0.14)           0.14            0.02
          (0.03)             --              --           (0.17)          (0.02)
        -------         -------         -------         -------         -------
          (0.03)             --              --           (0.17)          (0.02)
        -------         -------         -------         -------         -------
        $  9.76         $  9.76         $  9.86         $  9.97         $  1.00
        =======         =======         =======         =======         =======
          (2.05)%         (2.40)%         (1.40)%          1.42%           1.51%
        $25,174         $25,064         $24,731         $30,354         $25,378
           0.38%           0.36%           0.37%           0.35%           0.36%
           0.07%           0.05%           0.05%           0.06%           0.05%
           0.36%           0.39%           0.37%           1.77%           1.52%
          10.95%           9.51%           0.06%         173.31%            n/a

FOR MORE INFORMATION ABOUT TIAA-CREF INSTITUTIONAL
MUTUAL FUNDS

The following documents contain more information about the Funds and are available free upon request:

STATEMENT OF ADDITIONAL INFORMATION ("SAI"). The SAI contains more information about all aspects of the Funds. A current SAI has been filed with the U.S. Securities and Exchange Commission ("SEC") and is incorporated in this prospectus by reference.


ANNUAL AND SEMI-ANNUAL REPORTS. The Funds' annual and semi-annual reports provide additional information about the Funds' investments. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during the preceding fiscal year.



REQUESTING DOCUMENTS. You can request a copy of the SAI or these reports without charge, or contact us for any other purpose, in any of the following ways:



By telephone:       Call 800 478-2966
In writing:         TIAA-CREF Institutional Mutual Funds
                    P.O. Box 4674
                    New York, NY 10164
Over the Internet:  www.tiaa-cref.org/mfunds


Information about TIAA-CREF Institutional Mutual Funds (including the SAI) can be reviewed and copied at the SEC's public reference room (1-800-SEC-0339) in Washington, D.C. The reports and other information are also available through the SEC's internet website at www.sec.gov. Copies of the information can also be obtained, upon payment of a duplicating fee, by writing the SEC's Public Reference Section, Washington, D.C. 20549-6009.


To lower costs and eliminate duplicate documents sent to your home, we may begin mailing only one copy of the TIAA-CREF Institutional Mutual Funds prospectus, prospectus supplements, annual and semi-annual reports, or any other required documents, to your household, even if more than one shareholder lives there. If you would prefer to continue receiving your own copy of any of these documents, you may call us toll-free at 800 478-2966 or write us.


Investment Company Act File No. 811-9301

(LOGO)Printed on recycled paper                                    TCIMFPOS-2/00

                      TIAA-CREF INSTITUTIONAL MUTUAL FUNDS

                      STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information ("SAI") contains additional information that you should consider before investing in TIAA-CREF Institutional Mutual Funds (the "Trust"). It is not a prospectus and should be read carefully in conjunction with the Trust's prospectus dated February 1, 2000 (the "Prospectus"), which may be obtained by writing us at TIAA-CREF Institutional Mutual Funds, P.O. Box 4674, New York, NY 10164 or by calling 800 478-2966. Terms used in the Prospectus are incorporated in this SAI.

                   The date of this SAI is February 1, 2000.

                                [TIAA CREF Logo]

Table of Contents


                            Item                              Page
--------------------------------------------------------------------
    Fundamental Policies....................................   B-3
    Investment Policies and Risk Considerations.............   B-3
Management of TIAA-CREF Institutional Mutual Funds..........  B-10
    Trustees and Officers of TIAA-CREF Institutional Mutual
    Funds...................................................  B-10
    Trustee and Officer Compensation........................  B-12
Principal Holders of Securities.............................  B-13
Investment Advisory and Other Services......................  B-13
About TIAA-CREF Institutional Mutual Funds and the Shares...  B-14
    Indemnification of Shareholders.........................  B-14
    Indemnification of Trustees.............................  B-15
    Limitation of Fund Liability............................  B-15
    Shareholder Meetings and Voting Rights..................  B-15
    Additional Funds or Classes.............................  B-15
    Dividends and Distributions.............................  B-15
Pricing of Shares...........................................  B-15
    Investments for Which Market Quotations Are Readily
    Available...............................................  B-15
    Foreign Investments.....................................  B-15
    Debt Securities.........................................  B-15
    Special Valuation Procedures for the Institutional Money
    Market Fund.............................................  B-16
    Options and Futures.....................................  B-16
    Investments for Which Market Quotations Are Not Readily
    Available...............................................  B-16
Tax Status..................................................  B-16
Brokerage Allocation........................................  B-18
Underwriters................................................  B-19
Calculation of Performance Data.............................  B-19
    Total Return Calculations...............................  B-19
    Yield Calculations......................................  B-19
    Performance Returns.....................................  B-20
    Performance Comparisons.................................  B-21
    Illustrating Compounding................................  B-21
    Net Asset Value.........................................  B-21
    Moving Averages.........................................  B-21
    Fund Statistics.........................................  B-21
Voting Rights...............................................  B-21
Legal Matters...............................................  B-21
Experts.....................................................  B-21
Additional Considerations...................................  B-21
Financial Statements........................................  B-22

Investment Objectives, Policies, and Restrictions

The following discussion of investment policies and restrictions supplements the Prospectus descriptions of the investment objective and principal investment strategies of each of the Trust's seven separate investment portfolios or funds ("Funds"). Under the Investment Company Act of 1940, as amended (the "1940 Act"), any fundamental policy of a registered investment company may not be changed without the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of that series. However, each Fund's investment objective, policies and principal investment strategies described in the Prospectus, as well as the investment restrictions contained in "Investment Policies and Risk Considerations" below, are not fundamental and therefore may be changed by the Trust's board of trustees (the "Board of Trustees" or the "Board") at any time. Each Fund will be "diversified" within the meaning of the 1940 Act.

Unless stated otherwise, each of the following investment policies and risk considerations apply to each Fund.

FUNDAMENTAL POLICIES
The following restrictions are fundamental policies of each Fund:

 1. The Fund will not issue senior securities except as permitted by law.

 2. The Fund will not borrow money, except: (a) each Fund may purchase securities on margin, as described in restriction 7 below; and (b) from banks (only in amounts not in excess of 33 1/3 percent of the market value of that Fund's assets at the time of borrowing), and, from other sources, for temporary purposes (only in amounts not exceeding 5 percent, or such greater amount as may be permitted by law, of that Fund's total assets taken at market value at the time of borrowing).

 3. The Fund will not underwrite the securities of other companies, except to the extent that it may be deemed an underwriter in connection with the disposition of securities from its portfolio.

 4. The Fund will not purchase real estate or mortgages directly.

 5. The Fund will not purchase commodities or commodities contracts, except to the extent futures are purchased as described herein.

 6. The Fund will not lend any security or make any other loan if, as a result, more than 33 1/3 percent of its total assets would be lent to other parties, but this limit does not apply to repurchase agreements.

 7. The Fund will not purchase any security on margin except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

 8. The Fund will not, with respect to at least 75 percent of the value of its total assets, invest more than 5 percent of its total assets in the securities of any one issuer, other than securities issued or guaranteed by the United States Government, its agencies or instrumentalities, or hold more than 10 percent of the outstanding voting securities of any one issuer.

The following restriction is a fundamental policy of each Fund other than the Institutional Money Market Fund.

 9. The Fund will not invest in an industry if after giving effect to that investment that Fund's holding in that industry would exceed 25 percent of its total assets.

The following restriction is a fundamental policy of the Institutional Money Market Fund:

10. The Fund may invest more than 25 percent of its assets in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; the Fund will not otherwise invest in an industry if after giving effect to that investment the Fund's holding in that industry would exceed 25 percent of its total assets.

INVESTMENT POLICIES AND RISK CONSIDERATIONS
The following restrictions are non-fundamental policies of each Fund. These restrictions may be changed without the approval of the shareholders in the affected Fund.


NON-EQUITY INVESTMENTS OF THE EQUITY FUNDS. The equity Funds can, in addition to stocks, hold other types of securities with equity characteristics, such as convertible bonds, preferred stock, warrants and depository receipts or rights. Pending more permanent investments or to use cash balances effectively, these Funds can hold the same types of money market instruments the Institutional Money Market Fund invests in (see Prospectus, page 20), as well as other short-term instruments. These other instruments are the same type of instruments the Institutional Money Market Fund holds, but they have longer maturities than the instruments allowed in the Institutional Money Market Fund, or else don't meet the requirements for "First Tier Securities."


When market conditions warrant, the equity Funds can invest directly in debt securities similar to those the Institutional Bond Fund may invest in. The equity Funds can also hold debt securities that they acquire because of mergers, recapitalizations or otherwise.

BORROWING AND LENDING AMONG AFFILIATES. At some time in the future, the Funds may establish a facility for borrowing and lending money among themselves as well as with TIAA or other registered investment companies managed by Advisors or Investment Management.

If a Fund borrows money, it could leverage its portfolio by keeping securities it might otherwise have had to sell. Leveraging exposes a Fund to special risks, including greater fluctuations in net asset value in response to market changes.

ILLIQUID SECURITIES. Each Fund can invest up to 15 percent of its assets (10 percent for the Institutional Money Market Fund) in investments that may not be readily marketable. It may be difficult to sell these investments for their fair market value.

PREFERRED STOCK. The Funds can invest in preferred stock consistent with their investment objectives.

OPTIONS AND FUTURES. Each of the Funds may engage in options and futures strategies to the extent permitted by the SEC and Commodity Futures Trading Commission ("CFTC"). We do not intend for any Fund to use options and futures strategies in a speculative manner but rather we would use them primarily as hedging techniques or for cash management purposes.

OPTION-RELATED ACTIVITIES COULD INCLUDE: (1) selling of covered call option contracts, and the purchase of call option contracts for the purpose of a closing purchase transaction; (2) buying covered put option contracts, and selling put option contracts to close out a position acquired through the purchase of such options; and (3) selling call option contracts or buying put option contracts on groups of securities and on futures on groups of securities and buying similar call option contracts or selling put option contracts to close out a position acquired through a sale of such options. This list of options-related activities is not intended to be exclusive, and each Fund may engage in other types of options transactions consistent with its investment objective and policies and applicable law.

A call option is a short-term contract (generally for nine months or less) which gives the purchaser of the option the right to purchase the underlying security at a fixed exercise price at any time (American style) or at a set time (European style) prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the call option, the purchaser pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of a call option has the obligation, upon the exercise of the option by the purchaser, to sell the underlying security at the exercise price at any time during the option period. Selling a call option would benefit the seller if, over the option period, the underlying security declines in value or does not appreciate above the aggregate of the exercise price and the premium. However, the seller risks an "opportunity loss" of profits if the underlying security appreciates above the aggregate value of the exercise price and the premium.

A Fund may close out a position acquired through selling a call option by buying a call option on the same security with the same exercise price and expiration date as the call option that it had previously sold on that security. Depending on the premium for the call option purchased by the Fund, the Fund will realize a profit or loss on the transaction.

A put option is a similar short-term contract that gives the purchaser of the option the right to sell the underlying security at a fixed exercise price prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the put option, the purchaser pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of a put option has the obligation, upon the exercise of the option by the purchaser, to purchase the underlying security at the exercise price during the option period. The buying of a covered put contract limits the downside exposure for the investment in the underlying security to the combination of the exercise price less the premium paid. The risk of purchasing a put is that the market price of the underlying stock prevailing on the expiration date may be above the option's exercise price. In that case the option would expire worthless and the entire premium would be lost.

A Fund may close out a position acquired through buying a put option by selling a put option on the same security with the same exercise price and expiration date as the put option which it had previously bought on the security. Depending on the premium of the put option sold by the Fund, the Fund would realize a profit or loss on the transaction.

In addition to options (both calls and puts) on individual securities, there are also options on groups of securities, such as the Standard & Poor's 100 Index traded on the Chicago Board Options Exchange. There are also options on futures of groups of securities such as the Standard & Poor's 500 Stock Index and the New York Stock Exchange Composite Index. The selling of calls can be used in anticipation of, or in, a general market or market sector decline that may adversely affect the market value of a Fund's portfolio of securities. To the extent that a Fund's portfolio of securities changes in value in correlation with a given stock index, the sale of call options on the futures of that index would substantially reduce the risk to the portfolio of a market decline, and, by so doing, provides an alternative to the liquidation of securities positions in the portfolio with resultant transaction costs. A risk in all options, particularly the relatively new options on groups of securities and on futures on groups of securities, is a possible lack of liquidity. This will be a major consideration before a Fund deals in any option.

There is another risk in connection with selling a call option on a group of securities or on the futures of groups of securities. This arises because of the imperfect correlation between movements in the price of the call option on a particular group of securities and the price of the underlying securities held in the portfolio. Unlike a covered call on an individual security, where a large movement on the upside for the call option will be offset by a similar move on the underlying stock, a move in the price of a call option on a group of securities may not be offset by a similar move in the price of securities held due to the difference in the composition of the particular group and the portfolio itself.

To the extent permitted by applicable regulatory authorities, each Fund may purchase and sell futures contracts on securities or other instruments, or on groups or indexes of securities or other instruments. The purpose of hedging techniques using financial futures is to protect the principal value of a Fund against adverse changes in the market value of securities or instruments in its portfolio, and to obtain better returns on future investments than actually may be available at the future time. Since these are hedging techniques, the gains or losses on the futures contract normally will be offset by losses or gains, respectively, on the hedged investment. Futures contracts also may be offset prior to the future date by executing an opposite futures contract transaction.

A futures contract on an investment is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular future month, of the securities or instrument underlying the contract. By purchasing a futures contract -- assuming a "long" position -- a Fund legally will obligate itself to accept the future delivery of the underlying security or instrument and pay the agreed price. By selling a futures contract -- assuming a "short" position -- it legally will obligate itself to make the future delivery of the security or instrument against payment of the agreed price.

Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures positions taken by a Fund usually will be liquidated in this manner, a Fund may instead make or take delivery of the underlying securities or instruments whenever it appears economically advantageous to the Fund to do so. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for closing out positions and guarantees that the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

A stock index futures contract, unlike a contract on a specific security, does not provide for the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date, a final cash settlement occurs and the futures positions are closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the future is based.

Stock index futures may be used to hedge the equity investments of each Fund with regard to market (systematic) risk (involving the market's assessment of overall economic prospects), as distinguished from stock specific risk (involving the market's evaluation of the merits of the issuer of a particular security). By establishing an appropriate "short" position in stock index futures, a Fund may seek to protect the value of its securities portfolio against an overall decline in the market for equity securities. Alternatively, in anticipation of a generally rising market, a Fund can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in stock index futures and later liquidating that position as particular equity securities are in fact acquired. To the extent that these hedging strategies are successful, a Fund will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio equity securities, than would otherwise be the case.

Unlike the purchase or sale of a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit in a custodial account an amount of cash, United States Treasury securities, or other permissible assets equal to approximately 5 percent of the contract amount. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments to and from the broker, called "variation margin," will be made on a daily basis as the price of the underlying stock index fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." For example, when a Fund has purchased a stock index futures contract and the price of the underlying stock index has risen, that position will have increased in value, and the Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Fund has purchased a stock index futures contract and the price of the underlying stock index has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.

There are several risks in connection with the use of a futures contract as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the securities or instruments which are the subject of the hedge. Each Fund will attempt to reduce this risk by engaging in futures transactions, to the extent possible, where, in our judgment, there is a significant correlation between changes in the prices of the futures contracts and the prices of each Fund's portfolio securities or instruments sought to be hedged.

Successful use of futures contracts for hedging purposes also is subject to the user's ability to predict correctly movements in the direction of the market. For example, it is possible that, where a Fund has sold futures to hedge its portfolio against declines in the market, the index on which the futures are written may advance and the values of securities or instruments held in the Fund's portfolio may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio investments. However, we believe that over time the value of a Fund's portfolio will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the portfolio securities or instruments sought to be hedged. It also is possible that, for example, if a Fund has hedged against the possibility of the decline in the market adversely affecting stocks held in its portfolio and stock prices increased instead, the Fund will lose part or all of the benefit of increased value of those stocks that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities or instruments to meet daily variation margin requirements. Such sales may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities or instruments at a time when it may be disadvantageous to do so.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures contracts and the portion of the portfolio being hedged, the prices of futures contracts may not correlate perfectly with movements in the underlying security or instrument due to certain market distortions. First, all transactions in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market also may cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between movements in the futures contracts and the portion of the portfolio being hedged, even a correct forecast of general market trends by Teachers Advisors, Inc. ("Advisors"), the investment adviser for TIAA-CREF Institutional Mutual Funds, still may not result in a successful hedging transaction over a very short time period.

Each Fund may also use futures contracts and options on futures contracts to manage its cash flow more effectively. To the extent that a Fund enters into non-hedging positions, it will do so only in accordance with certain CFTC exemptive provisions. Thus, pursuant to CFTC Rule 4.5, the aggregate initial margin and premiums required to establish non-hedging positions in commodity futures or commodity options contracts may not exceed 5 percent of the liquidation value of the Fund's portfolio, after-taking into account unrealized profits and unrealized losses on any such contracts it has entered into (provided that the in-the-money amount of an option that is in-the-money when purchased may be excluded in computing such 5 percent).

Options and futures transactions may increase a Fund's transaction costs and portfolio turnover rate and will be initiated only when consistent with its investment objectives.

INVESTMENT COMPANIES. Each Fund can invest up to 5 percent of its assets in any single investment company and up to 10 percent of its assets in all other investment companies in the aggregate. However, no Fund can hold more than 3 percent of the total outstanding voting stock of any single investment company.

FIRM COMMITMENT AGREEMENTS AND PURCHASE OF "WHEN-ISSUED" SECURITIES. Each Fund can enter into firm commitment agreements for the purchase of securities on a specified future date. When a Fund enters into a firm commitment agreement, liability for the purchase price -- and the rights and risks of ownership of the securities -- accrues to the Fund at the time it becomes obligated to purchase such securities, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the Fund to purchase the security at a price above the current market price on the date of delivery and payment. During the time the Fund is obligated to purchase such securities, it will be required to segregate assets. See below, "Segregated Accounts."

PASS-THROUGH SECURITIES. The Funds may invest in mortgage pass-through securities such as GNMA certificates or FNMA and FHLMC mortgage-backed obligations, or modified pass-through securities such as collateralized mortgage obligations issued by various financial institutions. In connection with these investments, early repayment of principal arising from prepayments of principal on the underlying mortgage loans due to the sale of the underlying property, the refinancing of the loan, or foreclosure may expose a Fund to a lower rate of return upon reinvestment of the principal. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the mortgage-related security. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the mortgage-related security. Accordingly, it is not possible to accurately predict the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Therefore, the actual maturity and realized yield on pass-through or modified pass-through mortgage-related securities will vary based upon the prepayment experience of the underlying pool of mortgages. For purposes of calculating the average life of the assets of the relevant Fund, the maturity of each of these securities will be the average life of such securities based on the most recent or estimated annual prepayment rate.


LENDING OF SECURITIES. Subject to investment policy 6 on page B-3 (relating to loans of portfolio securities), each Fund may lend its securities to brokers and dealers that are not affiliated with Teachers Insurance and Annuity Association of America ("TIAA"), are registered with the SEC and are members of the NASD, and also to certain other financial institutions. All loans will be fully collateralized. In connection with the lending of its securities, a Fund will receive as collateral cash, securities issued or guaranteed by the United States Government (i.e., Treasury securities), or other collateral permitted by applicable law, which at all times while the loan is outstanding will be maintained in amounts equal to at least 102 percent of the current market value of the loaned securities, or such lesser percentage as may be permitted by the Securities and Exchange Commission ("SEC") (not to fall below 100 percent of the market value of the loaned securities), as reviewed daily. By lending its securities, a Fund will receive amounts equal to the interest or dividends paid on the securities loaned and in addition will expect to receive a portion of the income generated by the short-term investment of cash received as collateral or, alternatively, where securities or a letter of credit are used as collateral, a lending fee paid directly to the Fund by the borrower of the securities. Such loans will be terminable by the Fund at any time and will not be made to affiliates of TIAA. The Fund may terminate a loan of securities in order to regain record ownership of, and to exercise beneficial rights related to, the loaned securities, including but not necessarily limited to voting or subscription rights, and may, in the exercise of its fiduciary duties, terminate a loan in the event that a vote of holders of those securities is required on a material matter. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services or for arranging such loans. Loans of securities will be made only to firms deemed creditworthy. As with any extension of credit, however, there are risks of delay in recovering the loaned securities, should the borrower of securities default, become the subject of bankruptcy proceedings, or otherwise be unable to fulfill its obligations or fail financially.

REPURCHASE AGREEMENTS. Repurchase agreements have the characteristics of loans, and will be fully collateralized (either with physical securities or evidence of book entry transfer to the account of the custodian bank) at all times. During the term of the repurchase agreement, the Fund entering into the agreement retains the security subject to the repurchase agreement as collateral securing the seller's repurchase obligation, continually monitors the market value of the security subject to the agreement, and requires the Fund's seller to deposit with the Fund additional collateral equal to any amount by which the market value of the security subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement. Each Fund will enter into repurchase agreements only with member banks of the Federal Reserve System, and with primary government securities dealers or other domestic or foreign broker-dealers whose creditworthiness has been reviewed and found satisfactory by Advisors and who have, therefore, been determined to present minimal credit risk.

Securities underlying repurchase agreements will be limited to certificates of deposit, commercial paper, bankers' acceptances, or obligations issued or guaranteed by the United States Government or its agencies or instrumentalities, in which the Fund entering into the agreement may otherwise invest.

If a seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the Fund entering into the agreement would look to the collateral security underlying the seller's repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller's obligation to the Fund; in such event the Fund might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. In addition, if bankruptcy proceedings are instituted against a seller of a repurchase agreement, realization upon the collateral may be delayed or limited.

SWAP TRANSACTIONS. Each Fund may, to the extent permitted by the SEC, enter into privately negotiated "swap" transactions with other financial institutions in order to take advantage of investment opportunities generally not available in public markets. In general, these transactions involve "swapping" a return based on certain securities, instruments, or financial indices with another party, such as a commercial bank, in exchange for a return based on different securities, instruments, or financial indices.

By entering into a swap transaction, a Fund may be able to protect the value of a portion of its portfolio against declines in market value. Each Fund may also enter into swap transactions to facilitate implementation of allocation strategies between different market segments or countries or to take advantage of market opportunities which may arise from time to time. A Fund may be able to enhance its overall performance if the return offered by the other party to the swap transaction exceeds the return swapped by the Fund. However, there can be no assurance that the return a Fund receives from the counterparty to the swap transaction will exceed the return it swaps to that party.

While a Fund will only enter into swap transactions with counterparties it considers creditworthy (and will monitor the creditworthiness of parties with which it enters into swap transactions), a risk inherent in swap transactions is that the other party to the transaction may default on its obligations under the swap agreement. If the other party to the swap transaction defaults on its obligations, the Fund entering into the agreement would be limited to the agreement's contractual remedies. There can be no assurance that a Fund will succeed when pursuing its contractual remedies. To minimize a Fund's exposure in the event of default, it will usually enter into swap transactions on a net basis (i.e., the parties to the transaction will net the payments payable to each other before such payments are made). When a Fund enters into swap transactions on a net basis, the net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each such swap agreement will be accrued on a daily basis and an amount of liquid assets having an aggregate market value at least equal to the accrued excess will be segregated by the Fund's custodian. To the extent a Fund enters into swap transactions other than on a net basis, the amount segregated will be the full amount of the Fund's obligations, if any, with respect to each such swap agreement, accrued on a daily basis. See "Segregated Accounts," below.

Swap agreements may be considered illiquid by the SEC staff and subject to the limitations on illiquid investments.

To the extent that there is an imperfect correlation between the return a Fund is obligated to swap and the securities or instruments representing such return, the value of the swap transaction may be adversely affected. No Fund therefore will enter into a swap transaction unless it owns or has the right to acquire the securities or instruments representative of the return it is obligated to swap with the counterparty to the swap transaction. It is not the intention of any Fund to engage in swap transactions in a speculative manner but rather primarily to hedge or manage the risks associated with assets held in, or to facilitate the implementation of portfolio strategies of purchasing and selling assets for, the Fund.

SEGREGATED ACCOUNTS. In connection with when-issued securities, firm commitment and certain other transactions in which a Fund incurs an obligation to make payments in the future, a Fund may be required to segregate assets with its custodian bank in amounts sufficient to settle the transaction. To the extent required, such segregated assets can consist of liquid assets, including equity or other securities, or other instruments such as cash, United States Government securities or other securities as may be permitted by law.

CURRENCY TRANSACTIONS. The value of a Fund's assets as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. To minimize the impact of such factors on net asset values, the Fund may engage in foreign currency transactions in connection with their investments in foreign securities. The Funds will not speculate in foreign currency exchange, and will enter into foreign currency transactions only to "hedge" the currency risk associated with investing in foreign securities. Although such transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also may limit any potential gain which might result should the value of such currency increase.

The Funds will conduct their currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into with large commercial banks or other currency traders who are participants in the interbank market.

By entering into a forward contract for the purchase or sale of foreign currency involved in underlying security transactions, a Fund is able to protect itself against possible loss between trade and settlement dates for that purchase or sale resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. This practice is sometimes referred to as "transaction hedging." In addition, when it appears that a particular foreign currency may suffer a substantial decline against the U.S. dollar, a Fund may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This practice is sometimes referred to as "portfolio hedging." Similarly, when it appears that the U.S. dollar may suffer a substantial decline against a foreign currency, a Fund may enter into a forward contract to buy that foreign currency for a fixed dollar amount.

The Funds may also hedge their foreign currency exchange rate risk by engaging in currency financial futures, options and "cross-hedge" transactions. In "cross-hedge" transactions, a Fund holding securities denominated in one foreign currency will enter into a forward currency contract to buy or sell a different foreign currency (one that generally tracks the currency being hedged with regard to price movements). Such cross-hedges are expected to help protect a Fund against an increase or decrease in the value of the U.S. dollar against certain foreign currencies.

The Funds may hold a portion of their respective assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

The forecasting of short-term currency market movement is extremely difficult and whether a short-term hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a Fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if its predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave a Fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that a Fund will have flexibility to roll-over the foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its obligations thereunder.

There is no express limitation on the percentage of a Fund's assets that may be committed to foreign currency exchange contracts. A Fund will not enter into foreign currency forward contracts or maintain a net exposure in such contracts where that Fund would be obligated to deliver an amount of foreign currency in excess of the value of that Fund's portfolio securities or other assets denominated in that currency or, in the case of a cross-hedge transaction, denominated in a currency or currencies that Fund's investment adviser believes will correlate closely to the currency's price movements. The Funds generally will not enter into forward contracts with terms longer than one year.

FOREIGN INVESTMENTS. As described more fully in the Prospectus, certain Funds may invest in foreign securities, including those in emerging markets. In addition to the general risk factors discussed in the Prospectus, there are a number of country- or region-specific risks and other considerations that may affect these investments.

INVESTMENT IN EUROPE. The total European market (consisting of the European Union, the European Free Trade Association and Eastern European countries) contains over 450 million consumers, a market larger than either the United States or Japan.

European businesses compete both intra-regionally and globally in a wide range of industries, and recent political and economic changes throughout Europe are likely further to expand the role of Europe in the global economy. As a result, a great deal of interest and activity has been generated aimed at understanding and benefiting from the "new" Europe that may result. The incipient aspects of major developments in Europe as well as other considerations means that there can be no guarantee that outcomes will be as anticipated or will have results that investors would regard as favorable.


THE EUROPEAN UNION. The European Union ("EU") consists of Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Netherlands, Portugal, Spain, Sweden, and the United Kingdom (the "EU Nations"), with a total population exceeding 370 million. The EU Nations have undertaken to establish, among themselves, a single market that is largely free of internal barriers and hindrances to the free movement of goods, persons, services and capital. Although it is difficult to predict when this goal will be fully realized, macro-and micro-economic adjustments already in train are indicative of significant increases in efficiency and the ability of the EU Nations to compete globally by simplifying product distribution networks, promoting economies of scale, and increasing labor mobility, among other effects. The establishment of the eleven-country European Monetary Union, a subset of the European Union countries, with its own central bank, the European Central Bank; its own currency, the Euro; and a single interest rate structure, represents a new economic entity, the Euro-area. While authority for monetary policy thus shifts from national hands to an independent supranational body, sovereignty elsewhere remains largely at the national level. Uncertainties with regard to balancing of monetary policy against national fiscal and other political issues and their extensive ramifications represent important risk considerations for investors in these countries.



INVESTMENT IN THE PACIFIC BASIN. The economies of the Pacific Basin vary widely in their stages of economic development. Some (such as Japan, Australia, Singapore, and Hong Kong) are considered advanced by Western standards; others (such as Thailand, Indonesia, and Malaysia) are considered "emerging" -- rapidly shifting from natural resource- and agriculture-based systems to more technologically advanced systems oriented toward manufacturing and services. The major reform of China's economy and polity continues to be an important influence on economic growth internally, and, through trade, across the region. Intra-regional trade has become increasingly important to a number of these economies. Japan, the second largest economy in the world, is the dominant economy in the Pacific Basin, with one of the highest per capita incomes in the world. Its extensive trade relationships also contribute to expectations for regional and global economic growth. Economic growth has historically been relatively strong in the region, but recent economic turmoil among the emerging economies, and unmitigated recessionary impulses in Japan, in the recent past have raised important questions with regard to prospective longer-term outcomes. Potential policy miscalculations or other events could pose important risks to equity investors in any of these economies.



INVESTMENT IN CANADA. Canada, a country rich in natural resources and a leading industrial country of the world, is by far the most important trading partner of the United States. The U.S., Canada, and Mexico have established the North American Free Trade Agreement ("NAFTA"), which is expected to significantly benefit the economies of each of the countries through the more rational allocation of resources and production over the region. Uncertainty regarding the longer-run political structure of Canada is an added risk to investors, along with highly volatile commodities prices.


INVESTMENT IN LATIN AMERICA. Latin America (including Mexico and Central America) has a population of approximately 455 million and is rich in natural resources. Important gains in the manufacturing sector have developed in several of the major countries in the region. A number of countries in the region have taken steps to reduce impediments to trade, most notably through the NAFTA agreement between the U.S., Canada and Mexico and the Mercosur agreement between Argentina, Brazil, Paraguay and Uruguay, with Chile as an associate member. Restrictions on international capital flows, intermittent problems with capital flight, and some potential difficulties in the repayment of external debt, however, remain important concerns in the region -- exacerbating the risks in these equity markets. As a result Latin American equity markets have been extremely volatile. Efforts to restructure these economies through privatization and fiscal and monetary reform have been met with some success, with gains in output growth and slowing rates of inflation. These efforts may result in attractive investment opportunities. However, recent events have shown that large shifts in sentiment in markets elsewhere on the globe may very quickly reverberate among these markets, adding greater risk to already volatile markets. There can be no assurance that attempted reforms will ultimately be successful or will bring about results investors would regard as favorable.

OTHER REGIONS. There are developments in other regions and countries around the world which could lead to additional investment opportunities. We will monitor these developments and may invest when appropriate.

DEPOSITORY RECEIPTS. The equity Funds can invest in American, European and Global Depository Receipts ("ADRs," "EDRs" and "GDRs"). They are alternatives to the purchase of the underlying securities in their national markets and currencies. Although their prices are quoted in U.S. dollars, they don't eliminate all the risks of foreign investing.

ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a foreign correspondent bank. To the extent that a Fund acquires ADRs through banks which do not have a contractual relationship with the foreign issuer of the security underlying the ADR to issue and service such ADRs, there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. However, by investing in ADRs rather than directly in the stock of foreign issuers, a Fund will avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the U.S. for ADRs quoted on a national securities exchange or the NASD's national market system. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.

EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

OTHER INVESTMENT TECHNIQUES AND OPPORTUNITIES. Each Fund may take certain actions with respect to merger proposals, tender offers, conversion of equity-related securities and other investment opportunities with the objective of enhancing the portfolio's overall return, regardless of how these actions may affect the weight of the particular securities in the Fund's portfolio.

INDUSTRY CONCENTRATIONS. None of the Funds will concentrate more than 25 percent of its total assets in any one industry.

Management of TIAA-CREF Institutional Mutual Funds

TRUSTEES AND OFFICERS OF TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
Trustees who are "interested persons" within the meaning of the 1940 Act are indicated by an asterisk (*).


          TRUSTEE                    AGE                  PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------
Robert H. Atwell (1)                 69          President Emeritus, American Council on Education and senior
447 Bird Key Drive                               consultant for A.T. Kearney, Inc., since November 1996.
Sarasota, FL 34236                               Previously, President, American Council on Education.

Elizabeth E. Bailey (1)              61          John C. Hower Professor of Public Policy and Management, The
The Wharton School                               Wharton School, University of Pennsylvania.
University of Pennsylvania
Suite 3100
Steinberg-Dietrich Hall
Philadelphia, PA 19104-6372

John H. Biggs* (3)                   63          Chairman, Chief Executive Officer, and President, College
TIAA-CREF                                        Retirement Equities Fund ("CREF") and TIAA, since 1997.
730 Third Avenue                                 Formerly, Chairman and Chief Executive Officer, CREF and
New York, NY 10017-3206                          TIAA.

Joyce A. Fecske (1)                  52          Vice President Emerita, DePaul University, since 1994.
11603 Briarwood Lane                             Formerly, Vice President for Human Resources, DePaul
Burr Ridge, IL 60525-5173                        University.

Edes P. Gilbert                      67          Consultant, Independent Education Services, since 1998.
Independent Education                            Formerly, Head, The Spence School.
Services
49 East 78th Street, Suite
4A
New York, NY 10021

Stuart T. K. Ho (3)                  64          Chairman and President, Capital Investment of Hawaii, Inc.;
Capital Investment of                            Chairman, Gannett Pacific Corporation.
Hawaii, Inc.
733 Bishop Street, Suite
1700
Honolulu, HI 96813

Nancy L. Jacob (2)                   57          President and Managing Principal, Windermere Investment
Windermere Investment                            Associates, since January 1997. Formerly, Chairman and Chief
Associates                                       Executive Officer, CTC Consulting, Inc., and Managing
121 S.W. Morrison Street,                        Director, Capital Trust Company.
Suite 925
Portland, OR 97204

Marjorie Fine Knowles (2)            60          Professor of Law, Georgia State University College of Law.
College of Law
Georgia State University
P.O. Box 4037
Atlanta, GA 30303-4037

          TRUSTEE                    AGE                  PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------
Martin L. Leibowitz* (3)             63          Vice Chairman and Chief Investment Officer, CREF and TIAA,
TIAA-CREF                                        since 1995. President, TIAA-CREF Investment Management, Inc.
730 Third Avenue                                 ("Investment Management"), and President, Teachers Advisors,
New York, NY 10017-3206                          Inc. ("Advisors"). Executive Vice President, Investments,
                                                 CREF and TIAA from June 1995 to November 1995. Formerly,
                                                 managing director-director of research and a member of the executive committee, Salomon Brothers, Inc.
Bevis Longstreth (3)                 66          Of Counsel, Debevoise & Plimpton, since 1998. Formerly,
Debevoise & Plimpton                             Partner, Debevoise & Plimpton. Formerly, Adjunct Professor
875 Third Avenue                                 of Law, Columbia University.
New York, NY 10022-6225
Robert M. Lovell, Jr. (2)            69          Founding Partner, First Quadrant L.P. Formerly, Chairman and
First Quadrant L.P.                              Chief Executive Officer, First Quadrant Corp. (investment
100 Campus Drive, Suite 230                      management firm).
P.O. Box 939
Florham Park, NJ 07932-0939
Stephen A. Ross (2)                  55          Franco Modigliani Professor of Finance and Economics, Sloan
Sloan School of Management                       School of Management, Massachusetts Institute of Technology,
Massachusetts Institute of                       since 1998. Co-Chairman, Roll & Ross Asset Management Corp.
Technology                                       Formerly, Sterling Professor of Economics and Finance, Yale
77 Massachusetts Avenue                          School of Management, Yale University.
Cambridge, MA 02139
Eugene C. Sit (3)                    61          Chairman, Chief Executive and Chief Investment Executive
Sit Investment Associates,                       Officer, Sit Investment Associates, Inc. and Sit/Kim
Inc.                                             International Investment Associates, Inc.
4600 Norwest Center
90 South Seventh Street
Minneapolis, MN 55402-4130
Maceo K. Sloan (2)                   50          Chairman and Chief Executive Officer, Sloan Financial Group,
NCM Capital Management                           Inc., and NCM Capital Management Group, Inc.
Group, Inc.
103 West Main Street, Suite
400
Durham, NC 27701-3638
David K. Storrs (2)                  55          President and Chief Executive Officer, Alternative
Alternative Investment                           Investment Group, L.L.C., since August 1996. Formerly,
Group, L.L.C.                                    Adviser to the President, The Common Fund, January - October
65 South Gate Lane                               1996; President and Chief Executive Officer, The Common
Southport, CT 06490                              Fund, 1993 - 1995.
Robert W. Vishny (2)                 40          Eric J. Gleacher Professor of Finance, University of Chicago
Graduate School of Business                      Graduate School of Business. Founding Partner, LSV Asset
University of Chicago                            Management.
1101 East 58th Street
Chicago, IL 60637
(1) Member of the Executive Committee. The Executive Committee is responsible for day to day oversight of
TIAA-CREF Institutional Funds' operation.
(2) Member of the Finance Committee. The Finance Committee oversees the investments of TIAA-CREF
Institutional Mutual Funds.
(3) Member of the Executive and Finance Committees.
-------------------------------------------------------------------------------------------------------------

                                     POSITION WITH                        PRINCIPAL OCCUPATIONS
    OFFICER*              AGE          REGISTRANT                          DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------------
John J. McCormack         55       President           Executive Vice President, TIAA and CREF, since November
                                                       1983, and President, TIAA-CREF Enterprises, since June 1998.

Scott C. Evans            40       Executive Vice      Executive Vice President, TIAA and CREF, Advisors and
                                   President           Investment Management, since September 1997. Previously,
                                                       Managing Director, TIAA, CREF, Advisors and Investment
                                                       Management from March 1997 to September 1997. Previously
                                                       Second Vice President, TIAA and CREF, Advisors and
                                                       Investment Management.

Richard L. Gibbs          52       Executive Vice      Executive Vice President, TIAA and CREF, since March 1993.
                                   President           Executive Vice President, Advisors, Investment Management,
                                                       Teachers Personal Investors Services, Inc. ("TPIS") and
                                                       TIAA-CREF Individual & Institutional Services, Inc.
                                                       ("Services").

E. Laverne Jones          50       Secretary           Vice President, and Corporate Secretary, TIAA and CREF,
                                                       since August 1998. Previously, Senior Counsel, TIAA and
                                                       CREF.

Richard J.                58       Vice President and  Vice President and Treasurer, TIAA and CREF, Investment
Adamski                            Treasurer           Management, Advisors, TPIS and Services.
* The address for all officers of TIAA-CREF Institutional Mutual Funds is 730 Third Avenue, New York, NY
10017-3206.
-------------------------------------------------------------------------------------------------------------------


TRUSTEE AND OFFICER COMPENSATION

The following table shows the estimated compensation to be received by each non-officer Trustee from the Funds and the TIAA-CREF fund complex for TIAA-CREF Institutional Mutual Funds' fiscal year ending September 30, 2000. The Funds' officers receive no compensation from any fund in the TIAA-CREF fund complex. The TIAA-CREF fund complex consists of: College Retirement Equities Fund, TIAA Separate Account VA-1, TIAA-CREF Life Funds, TIAA-CREF Mutual Funds and TIAA-CREF Institutional Mutual Funds, each a registered investment company.



TIAA-CREF Institutional Mutual Funds has a long-term performance deferred compensation plan for non-employee Trustees. Under this unfunded plan, annual contributions equal to half the amount of the basic annual Trustee stipend are allocated to notional CREF and TIAA accounts, in predetermined percentages. Benefits will be paid in a lump sum after the Trustee leaves the Board. Pursuant to a separate deferred compensation plan, non-employee Trustees also have the option to defer payment of their basic stipend and allocate it to notional TIAA and CREF accounts chosen by the individual Trustee. Benefits under that plan are also paid in a lump sum after the Trustee leaves the Board.


COMPENSATION OF TRUSTEES(1)


                                                LONG TERM
                                               PERFORMANCE
                                                DEFERRED             TOTAL
                             AGGREGATE        COMPENSATION        COMPENSATION
                           COMPENSATION       CONTRIBUTION       FROM TIAA-CREF
          NAME             FROM THE FUND   AS PART OF EXPENSES    FUND COMPLEX
-------------------------------------------------------------------------------
Robert H. Atwell               $217                $59              $58,500

Elizabeth E. Bailey            $231                $59              $61,500

Joyce A. Fecske                $203                $59              $55,500

Edes P. Gilbert                $217                $59              $58,500

Stuart T. K. Ho                $175                $59              $49,500

Nancy L. Jacob                 $217                $59              $58,500

Marjorie Fine Knowles          $175                $59              $49,500

Bevis Longstreth               $203                $59              $55,500

Robert M. Lovell, Jr.          $231                $59              $61,500

Stephen A. Ross                $146                $59              $43,500

Eugene C. Sit                  $231                $59              $61,500

Maceo K. Sloan                 $231                $59              $61,500

David K. Storrs                $203                $59              $55,500

Robert W. Vishny               $203                $59              $55,500

(1) Estimated payments for the fiscal year ending September 30, 2000.
-------------------------------------------------------------------------------

Principal Holders of Securities


As of December 31, 1999, the following persons are known by the Fund to hold beneficially 5% or more of the outstanding shares of the following Funds:



Teachers Insurance and Annuity Association of America ("TIAA")*


730 Third Avenue


New York, NY 10017



                   FUND                      PERCENT OF SHARES
--------------------------------------------------------------
Institutional International Equity Fund            69.81%

Institutional Growth Equity Fund                    8.38%

Institutional Growth and Income Fund               59.01%

Institutional Equity Index Fund                    93.46%

Institutional Social Choice Equity Fund            96.79%

Institutional Bond Fund                            42.73%

Institutional Money Market Fund                    59.47%



TIAA-CREF Trust Company, FSB ("Trust Company")**


211 North Broadway - Suite 1000


St. Louis, MO 63102



                   FUND                      PERCENT OF SHARES
--------------------------------------------------------------
Institutional International Equity Fund            13.79%

Institutional Growth Equity Fund                   38.55%

Institutional Growth and Income Fund               38.19%

Institutional Equity Index Fund                     5.04%

Institutional Bond Fund                            23.45%



Golden State ScholarShare College Savings Trust
c/o ScholarShare Investment Board
California State Treasurers Office
915 Capitol Mall
Sacramento, CA 95814

                   FUND                      PERCENT OF SHARES
--------------------------------------------------------------
Institutional Growth Equity Fund                   15.22%
Institutional Bond Fund                            18.30%



Kentucky Education Savings Plan Trust
P.O. Box 81100
Boston, MA 02266-8100

                   FUND                      PERCENT OF SHARES
--------------------------------------------------------------
Institutional Growth Equity Fund                    5.94%

Institutional Bond Fund                             9.80%

Institutional Money Market Fund                     6.71%



James S. McDonnell Foundation


1034 South Brentwood Blvd. - Suite 1860


St. Louis, MO 63117



                   FUND                      PERCENT OF SHARES
--------------------------------------------------------------
Institutional International Equity Fund            16.25%



Claneil Foundation, Inc.


630 West Germantown Pike - Suite 400


Plymouth Meeting, PA 19462



                   FUND                      PERCENT OF SHARES
--------------------------------------------------------------
Institutional Growth Equity Fund                    25.7%



Community Funds, Inc.


2 Park Avenue


New York, NY 10016



                   FUND                      PERCENT OF SHARES
--------------------------------------------------------------
Institutional Money Market Fund                    24.62%






 * TIAA, a New York State chartered insurance company, holds these shares in exchange for providing the initial seed capital to these Funds.


** The Trust Company, a federal savings bank, holds these shares in a fiduciary capacity for its clients. The Trust Company has sole voting and investment discretion over these shares.



The current Trustees and Officers of the Fund, as a group, beneficially own less than 1% of each Fund's shares.



Any person owning more than 25% of each Fund's shares may be considered a "controlling person" of that Fund. A controlling person's vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.


Investment Advisory and Other Services

As explained in the Prospectus, investment advisory and related services for each of the Funds are provided by personnel of Teachers Advisors, Inc. ("Advisors"). Advisors manages the investment and reinvestment of the assets of each Fund, subject to the direction and control of the Finance Committee of the Board of Trustees. As the prospectus describes, Advisors has agreed to waive a portion of its fee for managing each Fund.

Employees of Advisors and members of their households are limited in trading for their own accounts. Certain transactions must be reported and approved, and duplicates of all confirmation statements and other account reports must be sent to a special compliance unit.

Advisory fees are payable monthly to Advisors. They are calculated as a percentage of the average value of the net assets each day for each Fund, and are accrued daily proportionately at

1/365th (1/366th in a leap year) of the rates set forth in the Prospectus.


From June 14, 1999 (the date of commencement of operations of the Funds) through September 30, 1999 (the Funds' fiscal year-end) the total dollar amount of investment management fees for each Fund, before and after the waiver of the portion of the investment management fee attributable to each Fund, were as follows:



                                    GROSS    WAIVED     NET
-------------------------------------------------------------
Institutional International
  Equity Fund                      $21,048   $7,016   $14,032

Institutional Growth Equity Fund   $19,527   $5,943   $13,584

Institutional Growth & Income
  Fund                             $17,716   $5,392   $12,324

Institutional Equity Index Fund    $13,865   $5,392   $ 8,473

Institutional Social Choice
  Equity Fund                      $14,659   $5,401   $ 9,258

Institutional Bond Fund            $14,462   $4,017   $10,445

Institutional Money Market Fund    $11,262   $3,754   $ 7,508



Furthermore, as disclosed in the Prospectus, Advisors has agreed to reimburse the Funds so that the non-investment management fee expenses of the Funds do not exceed, on an annual basis, 0.06% of the average daily net assets of each of the Funds, with the exception of the Institutional International Equity Fund, where Advisors has agreed to reimburse the Fund so that its non-investment management fees do not exceed, on an annual basis, 0.11% of the Fund's average daily net assets. The Gross, Waived and Net Investment Management Fees disclosed above do not reflect this further expense reimbursement arrangement afforded to each of the Funds by Advisors.



State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, MA 02209 acts as custodian for TIAA-CREF Institutional Mutual Funds. State Street is responsible for the safekeeping of the Funds' portfolio securities.



In addition to serving as custodian of the Funds' portfolio securities, State Street provides the Funds with limited administrative services, including preparation of each Fund's federal, state and local tax returns, preparation of each Fund's financial information, and certain other administrative services. Boston Financial Data Services, Inc., an affiliate of State Street, also acts as the transfer and dividend paying agent for the Funds.



Ernst & Young LLP, 787 Seventh Avenue, New York, NY 10019, serves as independent auditors of TIAA-CREF Institutional Mutual Funds.


Teachers Insurance and Annuity Association of America ("TIAA") holds all of the shares of TIAA-CREF Enterprises, Inc., which in turn holds all the shares of Advisors and of Teachers Personal Investors Services, Inc., the principal underwriter for TIAA-CREF Institutional Mutual Funds.

About TIAA-CREF Institutional Mutual Funds and the Shares

TIAA-CREF Institutional Mutual Funds, was organized as a Delaware business trust on April 15, 1999. A copy of TIAA-CREF Institutional Mutual Funds' Certificate of Trust, dated April 15, 1999, as amended, is on file with the Office of the Secretary of State of the State of Delaware. As a Delaware business trust, TIAA-CREF Institutional Mutual Funds' operations are governed by its Declaration of Trust dated April 15, 1999, as amended (the "Declaration"). Upon the initial purchase of shares of beneficial interest in TIAA-CREF Institutional Mutual Funds, each shareholder agrees to be bound by the Declaration, as amended from time to time.

INDEMNIFICATION OF SHAREHOLDERS
Generally, Delaware business trust shareholders are not personally liable for obligations of the Delaware business trust under Delaware law. The Delaware Business Trust Act ("DBTA") provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit corporations. TIAA-CREF Institutional Mutual Funds' Declaration expressly provides that TIAA-CREF Institutional Mutual Funds has been organized under the DBTA and that the Declaration is to be governed by and interpreted in accordance with Delaware law. It is nevertheless possible that a Delaware business trust, such as TIAA-CREF Institutional Mutual Funds, might become a party to an action in another state whose courts refuse to apply Delaware law, in which case TIAA-CREF Institutional Mutual Funds' shareholders could possibly be subject to personal liability.

To guard against this risk, the Declaration (i) contains an express disclaimer of shareholder liability for acts or obligations of TIAA-CREF Institutional Mutual Funds and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by TIAA-CREF Institutional Mutual Funds or its Trustees, (ii) provides for the indemnification out of Trust property of any shareholders held personally liable for any obligations of TIAA-CREF Institutional Mutual Funds or any series of TIAA-CREF Institutional Mutual Funds, and (iii) provides that TIAA-CREF Institutional Mutual Funds shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of TIAA-CREF Institutional Mutual Funds and satisfy any judgment thereon. Thus, the risk of a Trust shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refuses to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) TIAA-CREF Institutional Mutual Funds itself would be unable to meet its obligations. In the light of DBTA, the nature of TIAA-CREF Institutional Mutual Funds' business, and the nature of its assets, the risk of personal liability to a TIAA-CREF Institutional Mutual Funds shareholder is remote.

INDEMNIFICATION OF TRUSTEES
The Declaration further provides that TIAA-CREF Institutional Mutual Funds shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of TIAA-CREF Institutional Mutual Funds. The Declaration does not authorize TIAA-CREF Institutional Mutual Funds to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

LIMITATION OF FUND LIABILITY
All persons dealing with a Fund must look solely to the property of that particular Fund for the enforcement of any claims against that Fund, as neither the Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of a Fund or TIAA-CREF Institutional Mutual Funds. No Fund is liable for the obligations of any other Fund. Since the Funds use a combined Prospectus, however, it is possible that one Fund might become liable for a misstatement or omission in the Prospectus regarding another Fund with which its disclosure is combined. The Trustees have considered this factor in approving the use of the combined Prospectus.

SHAREHOLDER MEETINGS AND VOTING RIGHTS
Under the Declaration, TIAA-CREF Institutional Mutual Funds is not required to hold annual meetings to elect Trustees or for other purposes. It is not anticipated that TIAA-CREF Institutional Mutual Funds will hold shareholders' meetings unless required by law or the Declaration. TIAA-CREF Institutional Mutual Funds will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees holding office were elected by the shareholders of TIAA-CREF Institutional Mutual Funds.

Shares of TIAA-CREF Institutional Mutual Funds do not entitle their holders to cumulative voting rights, so that the holders of more than 50 percent of the net asset value represented by the outstanding shares of TIAA-CREF Institutional Mutual Funds may elect all of the Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees. Shareholders are entitled to one vote for each dollar of net asset value (number of shares held times the net asset value of the applicable Fund).

ADDITIONAL FUNDS OR CLASSES
Pursuant to the Declaration, the Trustees may establish additional Funds (technically "series" of shares) or "classes" of shares in TIAA-CREF Institutional Mutual Funds without shareholder approval. The establishment of additional Funds or classes would not affect the interests of current shareholders in the existing eight Funds. As of the date of this SAI, the Trustees do not have any plan to establish another Fund or class.

DIVIDENDS AND DISTRIBUTIONS
Each share of a Fund is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of TIAA-CREF Institutional Mutual Funds as a whole or any individual Fund, shares of the affected Fund are entitled to receive their proportionate share of the assets which are attributable to such shares and which are available for distribution as the Trustees in their sole discretion may determine. Shareholders are not entitled to any preemptive, conversion, or subscription rights. All shares, when issued, will be fully paid and non-assessable.

Pricing of Shares

The assets of the Funds are valued as of the close of each valuation day in the following manner:

INVESTMENTS FOR WHICH MARKET QUOTATIONS
ARE READILY AVAILABLE
Investments for which market quotations are readily available are valued at the market value of such investments, determined as follows:

Equity securities listed or traded on a national market or exchange are valued based on their sale price on such market or exchange at the close of business (usually 4:00 p.m. Eastern Time) on the date of valuation, or at the mean of the closing bid and asked prices if no sale is reported. Such an equity security may also be valued at fair value as determined in good faith by the Finance Committee of the Board of Trustees if events materially affecting its value occur between the time its price is determined and the time a Fund's net asset value is calculated.

FOREIGN INVESTMENTS
Investments traded on a foreign exchange or in foreign markets are valued at the closing values of such securities as of the date of valuation under the generally accepted valuation method in the country where traded, converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. Since the trading of investments on a foreign exchange or in foreign markets is normally completed before the end of a valuation day, such valuation does not take place contemporaneously with the determination of the valuation of certain other investments held by the Fund. If events materially affecting the value of foreign investments occur between the time their share price is determined and the time when a Fund's net asset value is calculated, such investments will be valued at fair value as determined in good faith by the Finance Committee of the Board and in accordance with the responsibilities of the Board as a whole.

DEBT SECURITIES

Debt securities (excluding money market instruments) for which market quotations are readily available are valued based on the most recent bid price or the equivalent quoted yield for such securities (or those of comparable maturity, quality and type). These values will be derived utilizing an independent pricing service, except when we believe the prices don't accurately reflect the security's fair value.



Values for money market instruments (other than those in the Institutional Money Market Fund) with maturities of sixty days or less are valued at amortized cost, which approximates fair value. Values for money market instruments (other than those in the Institutional Money Market Fund) with maturities of more than sixty days are valued in the same manner as debt securities stated in the preceding paragraph, or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other.



All debt securities may also be valued at fair value as determined in good faith by the Finance Committee of the Board of Trustees.


SPECIAL VALUATION PROCEDURES FOR THE INSTITUTIONAL MONEY
MARKET FUND
For the Institutional Money Market Fund, all of its assets are valued on the basis of amortized cost in an effort to maintain a constant net asset value per share of $1.00. The Board has determined that such valuation is in the best interests of the Fund and its shareholders. Under the amortized cost method of valuation, securities are valued at cost on the date of their acquisition, and thereafter a constant accretion of any discount or amortization of any premium to maturity is assumed. While this method provides certainty in valuation, it may result in periods in which value as determined by amortized cost is higher or lower than the price the Fund would receive if it sold the security. During such periods, the quoted yield to investors may differ somewhat from that obtained by a similar fund which uses available market quotations to value all of its securities.

The Board has established procedures reasonably designed, taking into account current market conditions and the Institutional Money Market Fund's investment objective, to stabilize the net asset value per share for purposes of sales and redemptions at $1.00. These procedures include review by the Board, at such intervals as it deems appropriate, to determine the extent, if any, to which the net asset value per share calculated by using available market quotations deviates by more than 1/2 of one percent from $1.00 per share. In the event such deviation should exceed 1/2 of one percent, the Board will promptly consider initiating corrective action. If the Board believes that the extent of any deviation from a $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce these consequences to the extent reasonably practicable. Such steps may include: (1) selling securities prior to maturity; (2) shortening the average maturity of the Fund;
(3) withholding or reducing dividends; or (4) utilizing a net asset value per share determined from available market quotations. Even if these steps were taken, the Institutional Money Market Fund's net asset value might still decline.

OPTIONS AND FUTURES
Portfolio investments underlying options are valued as described above. Stock options written by a Fund are valued at the last quoted sale price, or at the closing bid price if no sale is reported for the day of valuation as determined on the principal exchange on which the option is traded. The value of a Fund's net assets will be increased or decreased by the difference between the premiums received on written options and the costs of liquidating such positions measured by the closing price of the options on the date of valuation.

For example, when a Fund writes a call option, the amount of the premium is included in the Fund's assets and an equal amount is included in its liabilities. The liability thereafter is adjusted to the current market value of the call. Thus, if the current market value of the call exceeds the premium received, the excess would be unrealized depreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized appreciation. If a call expires or if the Fund enters into a closing purchase transaction, it realizes a gain (or a loss if the cost of the transaction exceeds the premium received when the call was written) without regard to any unrealized appreciation or depreciation in the underlying securities, and the liability related to such call is extinguished. If a call is exercised, the Fund realizes a gain or loss from the sale of the underlying securities and the proceeds of the sale increased by the premium originally received.

A premium paid on the purchase of a put will be deducted from a Fund's assets and an equal amount will be included as an investment and subsequently adjusted to the current market value of the put. For example, if the current market value of the put exceeds the premium paid, the excess would be unrealized appreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation.

Stock and bond index futures, and options thereon, which are traded on commodities exchanges, are valued at their last sale prices as of the close of such commodities exchanges.

INVESTMENTS FOR WHICH MARKET QUOTATIONS ARE NOT READILY
AVAILABLE
Portfolio securities or other assets for which market quotations are not readily available will be valued at fair value, as determined in good faith under the direction of the Trustees.

Tax Status

Although TIAA-CREF Institutional Mutual Funds is organized as a Delaware business trust, neither TIAA-CREF Institutional Mutual Funds nor its individual Funds will be subject to any corporate excise or franchise tax in the State of Delaware, nor will they be liable for Delaware income taxes provided that each Fund qualifies as a regulated investment company for federal income tax purposes and satisfies certain income source requirements of Delaware law. If each Fund so qualifies and distributes all of its income and capital gains, it will also be exempt from applicable New York State taxes and the New York City general corporation tax, except for small minimum taxes.

Each Fund intends to qualify as a "regulated investment company" ("RIC") under Subchapter M of the Code. In general, to qualify as a RIC: (a) at least 90 percent of the gross income of a Fund for the taxable year must be derived from dividends, interest, payments with respect to loans of securities, gains from the sale or other disposition of securities or foreign currency, or other income derived with respect to its business of investing in securities; (b) a Fund must distribute to its shareholders 90 percent of its ordinary income and net short-term capital gains (undistributed net income may be subject to tax at the Fund level); and (c) a Fund must diversify its assets so that, at the close of each quarter of its taxable year,
(i) at least 50 percent of the fair market value of its total (gross) assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to no more than 5 percent of the fair market value of the Fund's total assets and 10 percent of the outstanding voting securities of such issuer and (ii) no more than 25 percent of the fair market value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or of two or more issuers controlled by the Fund and engaged in the same, similar, or related trades or businesses.

If, in any taxable year, a Fund should not qualify as a RIC under the Code: (1) that Fund would be taxed at normal corporate rates on the entire amount of its taxable income without deduction for dividends or other distributions to its shareholders, and (2) that Fund's distributions to the extent made out of that Fund's current or accumulated earnings and profits would be taxable to its shareholders (other than tax-exempt shareholders and shareholders in tax deferred accounts) as ordinary dividends (regardless of whether they would otherwise have been considered capital gains dividends), and may qualify for the deduction for dividends received by corporations.

Each Fund must declare and distribute dividends equal to at least 98 percent of its ordinary income (as of the twelve months ended December 31) and at least 98 percent of its capital gain net income (as of the twelve months ended October
31), in order to avoid a federal excise tax. Each Fund intends to make the required distributions, but they cannot guarantee that they will do so. Dividends attributable to a Fund's ordinary income and capital gains distributions are taxable as such to shareholders in the year in which they are received except dividends declared in October, November or December and paid in January, which dividends are treated as paid on the prior December 31.

A distribution of net capital gains reflects a Fund's excess of net long-term capital gains over its net short-term capital losses. Each Fund will designate income dividends and must designate distributions of net capital gains and must notify shareholders of these designations within sixty days after the close of the Fund's taxable year.

Foreign currency gains and losses are generally taxable as ordinary income. If the net effect of these transactions is a gain, the dividend paid by the Fund will be increased; if the result is a loss, the income dividend paid by the Fund will be decreased.


At the time of purchase, each Fund's net asset value may reflect undistributed income or net capital gains. A subsequent distribution to shareholders of such amounts, although constituting a return of their investment, would be taxable either as dividends or capital gain distributions. For federal income tax purposes, each Fund is permitted to carry forward its net realized capital losses, if any, for eight years, and realize net capital gains up to the amount of such losses without being required to pay taxes on, or distribute such gains. At September 30, 1999, the Institutional Growth Equity and the Institutional Social Choice Equity Funds had net capital loss carry forwards of $375,159 and $5,328, respectively. These carry forward losses are available to reduce future net capital gains to the extent provided in the Code, and will expire, if not used, on September 30, 2007. If a shareholder held shares for six months or less and during that period received a distribution taxable to such shareholder as a long term capital gain, any loss realized on the sale of such shares during the six month period would be a long term loss to the extent of such distribution.


Income received by any Fund from sources within various foreign countries may be subject to foreign income taxes withheld at the source. Under the Code, if more than 50 percent of the value of a Fund's total assets at the close of its taxable year consists of securities issued by foreign corporations, the Fund (e.g., the Institutional International Equity Fund) may file an election with the Internal Revenue Service to "pass through" to the Fund's shareholders the amount of any foreign income taxes paid by the Fund. Pursuant to this election, shareholders will be required to: (i) include in gross income, even though not actually received, their respective pro rata share of foreign taxes paid by the Fund; (ii) treat their pro rata share of foreign taxes as paid by them; and
(iii) either deduct their pro rata share of foreign taxes in computing their taxable income, or use it as a foreign tax credit against U.S. income taxes (but not both). No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions.

Each shareholder will be notified within 60 days after the close of each taxable year of a Fund, if that Fund will "pass through" qualifying foreign taxes paid for that year, and, if so, the amount of each shareholder's pro rata share (by country) of (i) the foreign taxes paid, and (ii) the Fund's gross income from foreign sources. Of course, shareholders who are not liable for federal income taxes, such as retirement plans qualified under Section 401 of the Code, will not be able to utilize any such "pass through" of foreign tax credits.

Each Fund is required by federal law to withhold 31 percent of reportable payments (which may include income dividends, capital gains distributions, and share redemption proceeds) paid to shareholders who have not complied with IRS regulations. In order to avoid this back-up withholding requirement, a shareholder must certify to the Fund on the application form or on a separate Internal Revenue Service W-9 Form, that the shareholder's Social Security Number or Taxpayer Identification Number is correct and that the shareholder is not currently subject to back-up withholding or is exempt from back-up withholding.

The foregoing discussion does not address the special tax rules applicable to certain classes of investors. For example, each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Funds, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30 percent (or at a lower rate under an applicable income tax treaty) on Fund distributions treated as ordinary dividends.

This discussion of the tax treatment of the Funds and their distributions is based on the federal, Delaware and New York tax laws in effect as of the date of this SAI. Shareholders should consult their tax advisors to determine the tax treatment of an investment by him or her in any Fund, including state and local taxes.

Brokerage Allocation

Advisors is responsible for decisions to buy and sell securities for the Funds as well as for selecting brokers and, where applicable negotiating the amount of the commission rate paid. It is the intention of Advisors to place brokerage orders with the objective of obtaining the best execution, which includes such factors as best price, research and available data. When purchasing or selling securities traded on the over-the-counter market, Advisors generally will execute the transactions with a broker engaged in making a market for such securities. When Advisors deems the purchase or sale of a security to be in the best interests of a Fund, its personnel may, consistent with their fiduciary obligations, decide either to buy or to sell a particular security for the Fund at the same time as for other funds it may be managing, or that may be managed by its affiliate, TIAA-CREF Investment Management, Inc. ("Investment Management"), another investment adviser subsidiary of TIAA. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made in an equitable manner.

Domestic brokerage commissions are negotiated, as there are no standard rates. All brokerage firms provide the service of execution of the order made; some brokerage firms also provide research and statistical data, and research reports on particular companies and industries are customarily provided by brokerage firms to large investors. In negotiating commissions, consideration is given by Advisors to the quality of execution provided and to the use and value of the data. The valuation of such data may be judged with reference to a particular order or, alternatively, may be judged in terms of its value to the overall management of the portfolio.


Advisors will place orders with brokers providing useful research and statistical data services if reasonable commissions can be negotiated for the total services furnished even though lower commissions may be available from brokers not providing such services. Advisors follows guidelines established by the Board for the placing of orders with the brokers providing such services. During the partial fiscal year ending September 30, 1999, no brokerage commissions were paid by the Funds to such brokers.



Research or service obtained for one Fund may be used by Advisors in managing the other Funds. In such circumstances, the expenses incurred will be allocated equitably consistent with Advisors' fiduciary duty to the other Funds. Research or services obtained for TIAA-CREF Institutional Mutual Funds may be used by personnel of Advisors in managing other investment company accounts, or by Investment Management for the CREF accounts. In such circumstances, the expenses incurred will be allocated in an equitable manner consistent with the fiduciary obligations of personnel of Advisors to TIAA-CREF Institutional Mutual Funds.



The aggregate amount of brokerage commissions paid by the Funds for the partial fiscal year-ending September 30, 1999 was as follows:



                     FUND                        COMMISSIONS
------------------------------------------------------------
Institutional International Equity Fund           $122,043

Institutional Growth Equity Fund                  $ 21,694

Institutional Growth & Income Fund                $ 24,613

Institutional Equity Index Fund                   $  6,719

Institutional Social Choice Equity Fund           $  4,829



During the partial fiscal year ending September 30, 1999, certain of the Funds acquired securities of certain regular brokers or dealers or their parents. These entities and the value of a Fund's aggregate holdings in the securities of those entities are set forth below:



REGULAR BROKER OR DEALER BASED ON BROKERAGE COMMISSIONS PAID



                          FUND                                       BROKER                      PARENT            HOLDINGS (US$)
---------------------------------------------------------------------------------------------------------------------------------
Institutional International Equity Fund                    ABN-AMRO Holdings NV        ABN-AMRO Holdings NV            45,594
                                                           Dresdner Bank AG            Dresdner Kleinwort
                                                                                       Benson America LLC              37,658
                                                           Nomura Securities Co. Ltd.  Nomura Securities Co. Ltd.      67,973

Institutional Growth & Income Fund                         Merrill Lynch & Co., Inc.   Merrill Lynch & Co., Inc.       33,593
                                                           Morgan Stanley,             Morgan Stanley,
                                                           Dean Witter & Co.           Dean Witter & Co.              149,210
                                                           Schwab (Charles) Corp.      Schwab (Charles) Corp.          40,425

REGULAR BROKER OR DEALER BASED ON ENTITIES ACTING AS PRINCIPAL



FUND                                                       BROKER                     PARENT                       HOLDINGS (US$)
---------------------------------------------------------------------------------------------------------------------------------
Institutional International Equity Fund                    Credit Suisse Group         Credit Suisse First
                                                                                       Boston, Inc.                    73,305

Institutional Growth & Income Fund                         Chase Manhattan Corp.       Chase Manhattan Corp.          218,286
                                                           Lehman Bros. Holdings,      Lehman Bros. Holdings,
                                                           Inc.                        Inc.                             5,831

Institutional Equity Index Fund                            Chase Manhattan Corp.       Chase Manhattan Corp.          143,212
                                                           The Goldman Sachs Group,    Goldman Sachs & Co.
                                                           Inc.                                                         6,100

Institutional Social Choice Equity Fund                    Chase Manhattan Corp.       Chase Manhattan Corp.          211,050


Underwriters

Teachers Personal Investors Services, Inc. ("TPIS") may be considered the "principal underwriter" for TIAA-CREF Institutional Mutual Funds. Shares of TIAA-CREF Institutional Mutual Funds are offered on a continuous basis with no sales load. Pursuant to a Distribution Agreement with TIAA-CREF Institutional Mutual Funds, TPIS has the right to distribute shares of TIAA-CREF Institutional Mutual Funds for the two-year period beginning June 1, 1999, and thereafter from year to year subject to approval by the Funds' Board of Trustees. TPIS may enter into Selling Agreements with one or more broker-dealers, which may or may not be affiliated with TPIS, to provide distribution-related services to TIAA-CREF Institutional Mutual Funds.

Calculation of Performance Data

We may quote a Fund's performance in various ways. All performance information in advertising is historical and is not intended to indicate future returns. A Fund's share price, yield, and total return fluctuate in response to market conditions and other factors, and the value of Fund shares when redeemed may be more or less than their original cost.

TOTAL RETURN CALCULATIONS
Total returns quoted in advertising reflect all aspects of a Fund's returns, including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund's net asset value ("NAV") over a stated period. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period according to the following formula:

                                   P(1 + T)(n) = ERV
    where:    P =  the hypothetical initial payment
              T =  average annual total return
              n =  number of years in the period
            ERV =  ending redeemable value of the
                   hypothetical payment made at the
                   beginning of the one-, five-, or
                   10-year period at the end of the
                   one-, five-, or 10-year period
                   (or fractional portion thereof).

For example, a cumulative return of 100 percent over ten years would produce an average annual return of 7.18 percent, which is the steady annual rate that would equal 100 percent growth on a compounded basis in ten years. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that a Fund's performance is not constant over time, but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of the Fund.

In addition to average annual returns, we may quote a Fund's unaveraged or cumulative total returns reflecting the actual change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before or after tax basis. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration.

YIELD CALCULATIONS
All Funds other than the Institutional Money Market Fund. Yields are computed by dividing the Fund's net investment income for a given 30-day or one-month period, by the average number of Fund shares, dividing this figure by the Fund's NAV at the end of the period, and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond funds. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. For a Fund's investments denominated in foreign currencies, income and expenses are calculated first in their respective currencies, and are then converted to U.S. dollars, either when they are actually converted or at the end of the 30-day or one-month period, whichever is earlier. Income is adjusted to reflect gains and losses from principal repayments received by the Fund with respect to mort-gage-related securities and other asset-backed securities. Other capital gains and losses generally are excluded from the calculation as are gains and losses currently from exchange rate fluctuations.

Income calculated for the purposes of calculating a Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding of income assumed in yield calculations, a Fund's yield may not equal its distribution rate, the income paid to your account, or the income reported in a Fund's financial statements.

Yield information may be useful in reviewing a Fund's performance and in providing a basis for comparison with other investment alternatives. However, a Fund's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of respective investment companies they have chosen to consider. Investors should also recognize that in periods of declining interest rates a Fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates a Fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the Fund's holdings, thereby reducing the Fund's current yield. In periods of rising interest rates, the opposite can be expected to occur.

The Institutional Money Market Fund. Yield quotations for the Institutional Money Market Fund, including yield quotations based upon the seven-day period ended on the date of calculation, may also be made available. These yield quotations are based on a hypothetical pre-existing account with a balance of one share. In arriving at any such yield quotations, the net change during the period in the value of that hypothetical account is first determined. Such net change includes net investment income attributable to portfolio securities but excludes realized gains and losses from the sale of securities and unrealized appreciation and depreciation and income other than investment income (which are included in the calculation of Net Asset Value). For this purpose, net investment income includes accrued interest on portfolio securities, plus or minus amortized premiums or purchase discount (including original issue discount), less all accrued expenses. Such net change is then divided by the value of that hypothetical account at the beginning of the period to obtain the base period return, and then the base period return is multiplied by 365/7 to annualize the current yield figure which is carried to at least the nearest hundredth of one percent.

The effective yield of the Institutional Money Market Fund for the same seven-day period may also be disclosed. The effective yield is obtained by adjusting the current yield to give effect to the compounding nature of the Fund's investments, and is calculated by the use of the following formula:

              Effective Yield = (Base Period Return + 1)(365/7) 1

The Institutional Money Market Fund's yield fluctuates, unlike many bank deposits or other investments which pay a fixed yield for a stated period of time. The annualization of one period's income is not necessarily indicative of future actual yields. Actual yields will depend on such variables as portfolio quality, average portfolio maturity, the type of instruments held in the portfolio, changes in interest rates on money market instruments, portfolio expenses, and other factors.


PERFORMANCE RETURNS


Set forth below is the calculation of each Fund's performance, which reflects all expense deductions from Fund assets, applied to a hypothetical investment of $1,000 in each Fund:



INSTITUTIONAL INTERNATIONAL EQUITY FUND



               PERIOD                  CUMULATIVE TOTAL RETURN
--------------------------------------------------------------
Since Inception                                  7.68%
(July 1, 1999 to September 30, 1999)



INSTITUTIONAL GROWTH EQUITY FUND



               PERIOD                  CUMULATIVE TOTAL RETURN
--------------------------------------------------------------
Since Inception                                 (2.97)%
(July 1, 1999 to September 30, 1999)



INSTITUTIONAL GROWTH & INCOME FUND



               PERIOD                  CUMULATIVE TOTAL RETURN
--------------------------------------------------------------
Since Inception                                 (6.69)%
(July 1, 1999 to September 30, 1999)



INSTITUTIONAL EQUITY INDEX FUND



               PERIOD                  CUMULATIVE TOTAL RETURN
--------------------------------------------------------------
Since Inception                                 (6.60)%
(July 1, 1999 to September 30, 1999)



INSTITUTIONAL SOCIAL CHOICE EQUITY FUND



               PERIOD                  CUMULATIVE TOTAL RETURN
--------------------------------------------------------------
Since Inception                                 (6.36)%
(July 1, 1999 to September 30, 1999)



INSTITUTIONAL BOND FUND



               PERIOD                  CUMULATIVE TOTAL RETURN
--------------------------------------------------------------
Since Inception                                  0.67%
(July 1, 1999 to September 30, 1999)



INSTITUTIONAL BOND FUND



               PERIOD                           YIELD
--------------------------------------------------------------
30 day period ending                             6.30%
September 30, 1999



INSTITUTIONAL MONEY MARKET FUND



               PERIOD                  CUMULATIVE TOTAL RETURN
--------------------------------------------------------------
Since Inception                                  1.28%
(July 1, 1999 to September 30, 1999)



                                           CURRENT   EFFECTIVE
                 PERIOD                     YIELD      YIELD
--------------------------------------------------------------
7 day period ending September 30, 1999      5.21%       5.34%

PERFORMANCE COMPARISONS
Performance information for the Funds, may be compared in advertisements, sales literature, and reports to shareholders, to the performance information reported by other investments and to various indices and averages. Such comparisons may be made with, but are not limited to (1) the S&P 500, (2) the Dow Jones Industrial Average ("DJIA"), (3) Lipper Analytical Services, Inc. Mutual Fund Performance Analysis Reports and the Lipper General Equity Funds Average, (4) Money Magazine Fund Watch, (5) Business Week's Mutual Fund Scoreboard, (6) SEI Funds Evaluation Services Equity Fund Report, (7) CDA Mutual Funds Performance Review and CDA Growth Mutual Fund Performance Index, (8) Value Line Composite Average (geometric), (9) Wilshire Associates indices, (10) Frank Russell Co. Inc. indices, (11) the Consumer Price Index, published by the U.S. Bureau of Labor Statistics (measurement of inflation), (12) Morningstar, Inc., (13) the Morgan Stanley Capital International ("MSCI") global market indices, including the EAFE(R) (Europe, Australasia, Far East) Index, the EAFE+Canada Index and the International Perspective Index, (14) Lehman Brothers Aggregate Bond Index, and
(15) IBC Money Fund Report Average. We may also discuss ratings or rankings received from these entities, accompanied in some cases by an explanation of those ratings or rankings, when applicable. In addition, advertisements may discuss the performance of the indices listed above.

The performance of each of the Funds also may be compared to other indices or averages that measure performance of a pertinent group of securities. Shareholders should keep in mind that the composition of the investments in the reported averages will not be identical to that of the Fund and that certain formula calculations (e.g., yield) may differ from index to index. In addition, there can be no assurance that any of the Funds will continue its performance as compared to such indices.

We may also advertise ratings or rankings the Funds receive from various rating services and organizations, including but not limited to any organization listed above.

ILLUSTRATING COMPOUNDING
We may illustrate in advertisements, sales literature and reports to shareholders the effects of compounding of earnings on an investment in a Fund. We may do this using a hypothetical investment earning a specified rate of return. To illustrate the effects of compounding, we would show how the total return from an investment of the same dollar amount, earning the same or a different rate of return, varies depending on when the investment was made.

NET ASSET VALUE
Charts and graphs using a Fund's NAVs, adjusted NAVs, and benchmark indices may be used to exhibit performance. An adjusted NAV includes any distributions paid by the Fund (i.e., assuming reinvestment) and reflects all elements of its return. Unless otherwise indicated, a Fund's adjusted NAVs are not adjusted for sales charges, if any. Currently there are no sales charges.

MOVING AVERAGES
We may illustrate a Fund's performance using moving averages. A long-term moving average is the average of each week's adjusted closing NAV for a specified period. A short-term moving average is the average of each day's adjusted closing NAV for a specified period. "Moving Average Activity Indicators" combine adjusted closing NAVs from the last business day of each week with moving averages for a specified period to produce indicators showing when an NAV has crossed, stayed above, or stayed below its moving average.


FUND STATISTICS


Investors may be provided with a sampling of a Fund's statistics, representing aspects of such Fund's performance and portfolio composition.


Voting Rights

We don't plan to hold annual shareholder meetings. However, we may hold special meetings to elect trustees, change fundamental policies, approve a management agreement, or for other purposes. We will mail proxy materials to shareholders for these meetings, and we encourage shareholders who can't attend to vote by proxy. The number of votes you have on any matter submitted to shareholders depends on the dollar value of your investment in the Funds.

Legal Matters


All matters of applicable state law pertaining to the Funds have been passed upon by Charles H. Stamm, Executive Vice President and General Counsel of TIAA-CREF Institutional Mutual Funds (and TIAA and CREF). Legal matters relating to the federal securities laws have been passed upon by Sutherland Asbill & Brennan LLP of Washington, D.C.


Experts


The financial statements incorporated by reference in this Statement of Additional Information have been audited by Ernst & Young LLP, independent auditors, as stated in their report appearing therein and have been so included in reliance upon the report of such firm given upon its authority as experts in accounting and auditing.


Additional Considerations

TIAA-CREF Institutional Mutual Funds is part of the TIAA-CREF family of companies. TIAA, founded in 1918, is a stock life insurance company. Its companion organization, CREF, founded in 1952, is a non-profit corporation registered with the Securities and Exchange Commission as an investment company. Together, through the issuance of fixed and variable annuity contracts, TIAA and CREF form the principal retirement system for the nation's education and research communities and the largest retirement system in the United States based on assets under management.

Investors should also consider TIAA-CREF Institutional Mutual Funds' expense charges as compared to the expenses of other mutual funds. TIAA-CREF Institutional Mutual Funds' expense charges are currently among the lowest in the industry.

When deciding how to invest in mutual funds, it's important for investors to determine their investment goals so they can choose the mutual fund(s) whose objective closely matches it. They should also determine their time horizon (i.e., the period of time they plan to keep money invested in the fund). Time horizon affects how much risk an investor may be willing to take. Risk tolerance in turn affects asset allocation decisions. For example, an aggressive investor who is willing to accept a high level of risk in return for potentially greater returns over the long term, probably would invest more heavily in equity funds. To preserve the current value of an investment and avoid losses of principal, an investor might invest more heavily in non-equity funds.

Financial Statements


The audited financial statements of the TIAA-CREF Institutional Mutual Funds are incorporated herein by reference to the Funds' Annual Report for the year ended September 30, 1999, which has been filed with the Securities and Exchange Commission and provided to all shareholders. We will furnish you, without charge, another copy of the Annual Report on request.

[LOGO]


     Printed on recycled paper

                                                                   TCIMFSAI-2/00

PART C:             OTHER INFORMATION



ITEM 22.  FINANCIAL STATEMENTS



a)        Financial Statements (for each Fund)



          The audited financial statements and statements of investments of TIAA-CREF Institutional Mutual Funds for the year ended September 30, 1999 are incorporated into Part B of the Registration Statement by reference to pages 12 through 74 of the Funds' Annual Report to Shareholders, filed with the Securities and Exchange Commission on Form N-30D pursuant to Rule 30d-1 under the Investment Company Act of 1940 on November 29, 1999.


ITEM 23.  EXHIBITS

(a)       Declaration of Trust, dated as of April 15, 1999 1/

(b)       Registrant has adopted no bylaws.

(c) The relevant portions of Registrant's certificate of trust and declaration of trust are incorporated herein by reference to Exhibits
          (a)(1) and (2) above.

(d) Investment Management Agreement by and between Registrant and Teachers Advisors, Inc. ("Advisors"), dated as of June 1, 1999 2/

(e)       (1)       Distribution Agreement by and between Registrant and
                    Teachers Personal Investors Services, Inc. ("TPIS"), dated as of June 1, 1999 2/

          (2) Selling Agreement by and between TPIS and TIAA-CREF Individual & Institutional Services, Inc., dated as of June 1, 1999 3/

(f)       (1)       TIAA and CREF Non-Employee Trustee and Member, and TIAA-CREF
                    Mutual Funds and TIAA-CREF Institutional Mutual Funds
                    Non-Employee Trustee, Long-Term Compensation Plan, as of
                    January 1, 1998, as amended as of May 19, 1999 4/

          (2) TIAA and CREF Non-Employee Trustee and Member, and TIAA-CREF Mutual Funds and TIAA-CREF Institutional Mutual Funds Non-Employee Trustee, Deferred Compensation Plan, as of June 1, 1998, as amended as of May 19, 1999 4/

(g) Custodian Agreement by and between Registrant and State Street Bank and Trust Company ("State Street"), dated as of June 11, 1999 3/

(h)       (1)       Administration Agreement by and between Registrant and State
                    Street, dated as of

                    July 1, 1999 3/

          (2) Transfer Agency Agreement by and between Registrant and Boston Financial Data Services, Inc., dated as of July 1, 1999 3/

(i)       Opinion and Consent of Charles H. Stamm, Esq. *

(j)       (1)       Consent of Sutherland Asbill & Brennan LLP *

          (2)       Consent of Ernst & Young LLP *

(k) No required financial statements have been omitted from item 22 in Part B of this registration statement.

(l) Seed Money Agreement by and between Registrant and Teachers Insurance and Annuity Association of America, dated as of June 1, 1999 3/

(m)       No plan has been entered into by Registrant under Rule 12b-1.

(n)       No plan has been entered into by Registrant under Rule 18f-3.

--------------------------
1/ Incorporated herein by reference to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on April 20, 1999.
2/ Incorporated herein by reference to Pre-Effective Amendment No. 1 to the registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on June 11, 1999.
3/ Incorporated herein by reference to Pre-Effective Amendment No. 2 to the registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on June 24, 1999.

4/ Incorporated herein by reference to Pre-Effective Amendment No. 3 to the registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on June 29, 1999.

*         Filed herewith.



ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

          As the ultimate parent (holding indirectly 100% of the voting securities of Advisors, investment adviser of Registrant, TIAA may be deemed to control Registrant (although Registrant does not concede such control). As the beneficial owner of more than 25% of the voting securities of one or more series of Registrant's shares (pursuant to the Seed Money Agreement), TIAA controls Registrant. Therefore, persons directly or indirectly controlled by TIAA may be deemed to be under common control with Registrant.

AIC Properties, Inc.                 Teachers Advisors, Inc.
BT Properties, Inc.                  Teachers Boca Properties II, Inc.
College Credit Trust                 Teachers Pennsylvania Realty, Inc.
DAN Properties, Inc.                 Teachers Personal Investors Services, Inc.
ETC Repackaging, Inc.                Teachers Properties, Inc.
Illinois Teachers Properties, LLC    Teachers REA, LLC
JV California Two, Inc.              Teachers REA II, Inc.
JV California Three, Inc.            Teachers REA II, LLC
JV Florida One, Inc.                 Teachers REA III, LLC
JV Florida Four, Inc.                Teachers Realty Corporation
JV Georgia One, Inc.                 TEO-NP, LLC
JV Maryland One, Inc.                Tethys Slu, Inc.
JV Michigan One, Inc.                TIAA Realty, Inc.
JV Michigan Two, Inc.                TIAA Timberlands I, LLC
JV Michigan Three, Inc.              TIAA-CREF Enterprises, Inc.
JV Minnesota One, Inc.               TIAA-CREF Individual & Institutional Services, Inc.
JV North Carolina One, Inc.          TIAA-CREF Investment Management, LLC
JWL Properties, Inc.                 TIAA-CREF Life Insurance Company
Liberty Place Retail, Inc.           TIAA-CREF Tuition Financing, Inc.
Macallister Holdings, Inc.           TIAA-CREF Trust Company, FSB
Minnesota Teachers Realty Corp.      TIAA-Fund Equities, Inc.
MN Properties, Inc.                  TPI Housing, Inc.
M.O.A. Enterprises, Inc.             Washington Teachers Properties II, Inc.
ND Properties, Inc.                  WRC Properties, Inc.
OWP Hawaii, LLC                      730 Properties, Inc.
Savannah Teachers Properties, Inc.   730 Cal Hotel Properties I, Inc.
T114 Properties, Inc.                730 Cal Hotel Properties II, Inc.
T-Investment Properties Corp.        730 Penn. Hotel Properties I, Inc.
T-Land Corp.                         485 Properties, LLC
T-Las Colinas Towers Corp.
TCT Holdings, Inc.

Subsidiaries of Teachers Properties, Inc.:
Rouse-Teachers Holding Company
Rouse-Teachers Land Holdings, Inc.

1)        All subsidiaries are Delaware corporations except as follows:
          A)        Pennsylvania non-stock, non-profit corporations:
                    Liberty Place Retail, Inc.
                    Teachers Pennsylvania Realty, Inc.
                    Teachers Realty Corporation
          B) Minnesota Teachers Realty Corporation is a Minnesota corporation.
          C)        College Credit Trust, a New York Trust

          D)        TIAA-CREF Life Insurance Company is a New York Corporation
          E)        TIAA-CREF Trust Company, FSB is a Federal Savings Bank

2)        All subsidiaries are 100% owned directly by TIAA, except as follows:
          A) TIAA-CREF Enterprises, Inc. owns 100% of the stock of Teachers Advisors, Inc., Teachers Personal Investors Services, Inc., TIAA-CREF Life Insurance Company, TIAA-CREF Tuition Financing, Inc. and TCT Holdings, Inc.
          B)        TIAA-CREF Trust Company, FSB is 100% owned by TCT Holdings,
                    Inc.
          C) T-Investment Properties Corp. and T-Land Corp. are 100% owned by Macallister Holdings, Inc.
          D)        TPI Housing, Inc. is 100% owned by Teachers Properties, Inc.
          E) 730 Properties, Inc. owns 100% of the stock of 730 Cal Hotel Properties I, Inc., 730 Cal Hotel Properties II, Inc. and 730 Penn. Hotel Properties I, Inc.


ITEM 25.  INDEMNIFICATION

          As a Delaware business trust, Registrant's operations are governed by its Declaration of Trust dated as of April 15, 1999 (the "Declaration"). Generally, Delaware business trust shareholders are not personally liable for obligations of the Delaware business trust under Delaware law. The Delaware Business Trust Act (the "DBTA") provides that a shareholder of a trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit Delaware corporations. Registrant's Declaration expressly provides that it has been organized under the DBTA and that the Declaration is to be governed by Delaware law. It is nevertheless possible that a Delaware business trust, such as Registrant, might become a party to an action in another state whose courts refuse to apply Delaware law, in which case Registrant's shareholders could be subject to personal liability.

          To protect Registrant's shareholders against the risk of personal liability, the Declaration (i) contains an express disclaimer of shareholder liability for acts or obligations of Registrant and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by Registrant or its Trustees; (ii) provides for the indemnification out of Registrant's property of any shareholders held personally liable for any obligations of Registrant or any series of Registrant; and (iii) provides that Registrant shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of Registrant and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (i) a court refuses to apply Delaware law; (ii) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (iii) Registrant itself would be unable to meet its obligations. In the light of Delaware law, the nature of Registrant's business and the nature of its assets, the risk of personal liability to a shareholder is remote.

          The Declaration further provides that Registrant shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of Registrant. The Declaration does not authorize Registrant to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

          Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons, or otherwise, Registrant has been advised that in the opinion of the Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

          Teachers Advisors, Inc. ("Advisors") also provides investment management services to TIAA-CREF Life Funds, TIAA-CREF Mutual Funds, and TIAA Separate Account VA-1. The trustees of Advisors are John H. Biggs, Martin L. Leibowitz, and Charles H. Stamm. Other officers of Advisors are Richard J. Adamski and Richard L. Gibbs. All officers of Advisors are also officers of TIAA-CREF Investment Management, LLC ("Investment Management"), and are employees of TIAA.

          Mr. Biggs is also a trustee of TIAA, College Retirement Equities Fund ("CREF"), TIAA-CREF Individual & Institutional Services, Inc. ("Services"), a manager of Investment Management, and a director of Teachers Personal Investor Services, Inc. ("TPIS"). He is Chief Executive Officer of TIAA and CREF. Mr. Biggs is also a director of: Ralston Purina Company, Checkerboard Square, St. Louis, MO 63164; and The Boeing Company, 7755 East Marginal Way South, Seattle, WA 98108.

          Mr. Leibowitz is a trustee of TIAA and CREF and a manager of Investment Management. He is Vice Chairman and Chief Investment Officer of TIAA and CREF.

          Mr. Stamm is a trustee of Services, a manager of Investment Management, and a director of TPIS. He is General Counsel of TIAA and CREF.

          Mr. Adamski is Treasurer of Services and TPIS.

          Mr. Gibbs is Executive Vice President of Services and TPIS.

          The principal business address of TIAA, CREF, Services, Investment Management, and TPIS is 730 Third Avenue, New York, NY 10017-3206.

ITEM 27.  PRINCIPAL UNDERWRITERS


          TPIS acts as the principal underwriter for the Registrant. TPIS also acts as the principal underwriter for TIAA-CREF Mutual Funds and TIAA-CREF Life Funds. The officers of TPIS and their positions and offices with TPIS and the Registrant are listed in Schedule A of Form BD as currently on file with the Commission (File No. 8-47051), the text of which is hereby incorporated by reference.


ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

          All accounts, books and other documents required to be maintained by
Section 31(a) of the 1940 Act and the rules promulgated thereunder will be maintained at the Registrant's home office, 730 Third Avenue, New York, NY 10017-3206, at other offices of the Registrant located at 750 Third Avenue and 485 Lexington Avenue, both in New York, NY 10017-3206, and at the offices of the Registrant's custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110. In addition, certain duplicated records are maintained at Pierce Leahy Archives, 64 Leone Lane, Chester, NY 10918.

ITEM 29.  MANAGEMENT SERVICES


          Not Applicable.


ITEM 30.  UNDERTAKINGS

          Because registrant does not intend to raise its initial capital under
Section 14(a)(3) of the 1940 Act, no undertaking is required.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, TIAA-CREF Institutional Mutual Funds certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York, on the 28th day of January, 2000.


                                        TIAA-CREF INSTITUTIONAL MUTUAL FUNDS

                                                /s/ Peter C. Clapman
                                        By:
                                               --------------------------------
                                        Name:  Peter C. Clapman
                                        Title: Senior Vice President

          Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.


Signature                       Title                                 Date
---------                       -----                                 ----

/s/ John J. McCormack

---------------------------     President
John J. McCormack               (Principal Executive Officer)         1/28/2000



/s/ Scott C. Evans

---------------------------     Executive Vice President
Scott C. Evans                  (Principal Financial Officer)         1/28/2000



/s/ Richard L. Gibbs

---------------------------     Executive Vice President
Richard L. Gibbs                (Principal Accounting Officer)        1/28/2000

Signature of Trustee         Date        Signature of Trustee           Date
--------------------         ----        --------------------           ----
/s/ Robert H. Atwell        1/28/2000    /s/ Bevis Longstreth         1/28/2000



--------------------------               --------------------------
Robert H. Atwell            1/28/2000     Bevis Longstreth            1/28/2000


/s/ Elizabeth E. Bailey                  /s/ Robert M Lovell, Jr.


--------------------------               --------------------------
Elizabeth E. Bailey         1/28/2000     Robert M. Lovell, Jr.       1/28/2000


/s/ Joyce A. Fescke                      /s/ Stephen A. Ross


--------------------------               --------------------------
Joyce A. Fescke             1/28/2000     Stephen A. Ross             1/28/2000


/s/ Edes P. Gilbert                      /s/ Eugene C. Sit


--------------------------               --------------------------
Edes P. Gilbert             1/28/2000     Eugene C. Sit               1/28/2000


/s/ Stuart Tse Kong Ho                   /s/ Maceo K. Sloan


--------------------------               --------------------------
Stuart Tse Kong Ho          1/28/2000     Maceo K. Sloan              1/28/2000


/s/ Nancy L. Jacob                       /s/ David K. Storrs


--------------------------               --------------------------
Nancy L. Jacob              1/28/2000     David K. Storrs             1/28/2000


/s/ Marjorie Fine Knowles                /s/ Robert W. Vishny


--------------------------               --------------------------
Marjorie Fine Knowles       1/28/2000     Robert W. Vishny            1/28/2000

                                  EXHIBIT INDEX



Exhibit No.            Exhibit Name
-----------            ------------

(i)                    Opinion and Consent of Charles H. Stamm, Esq.

(j)(1)                 Consent of Sutherland Asbill & Brennan LLP

(j)(2)                 Consent of Ernst & Young LLP